UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-21318

Name of Fund: BlackRock Corporate High Yield Fund VI, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, BlackRock Corporate High Yield Fund VI, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (800) 882-0052

Date of fiscal year end: 08/31/07

Date of reporting period: 09/01/06 - 08/31/07

Item 1 - Report to Stockholders

EQUITIES    FIXED INCOME   REAL ESTATE
LIQUIDITY   ALTERNATIVES   BLACKROCK SOLUTIONS

BlackRock Corporate High Yield                                         BLACKROCK
Fund VI, Inc. (HYT)

ANNUAL REPORT | AUGUST 31, 2007


NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

BlackRock Corporate High Yield Fund VI, Inc.

The Benefits and Risks of Leveraging

BlackRock Corporate High Yield Fund VI, Inc. utilizes leveraging through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the yield earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its net asset value and market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced.

Proxy Results

During the six-month period ended August 31, 2007, the shareholders of BlackRock Corporate High Yield Fund VI, Inc. voted on the following proposal, which was approved at an annual shareholders' meeting on August 16, 2007. This proposal was part of the reorganization of the Fund's Board of Directors to take effect on or about November 1, 2007. A description of the proposal and number of shares voted are as follows:

-----------------------------------------------------------------------------------------------
                                                               Shares Voted     Shares Withheld
                                                                   For            From Voting
-----------------------------------------------------------------------------------------------
To elect the Fund's Board       G. Nicholas Beckwith, III       23,676,765          384,679
of Directors:                   Richard E. Cavanagh             23,680,720          380,725
                                Richard S. Davis                23,681,678          379,766
                                Kent Dixon                      23,674,916          386,528
                                Frank J. Fabozzi                23,679,348          382,096
                                Kathleen F. Feldstein           26,677,456          383,988
                                James T. Flynn                  23,678,341          383,103
                                Henry Gabbay                    23,682,872          378,572
                                Jerrold B. Harris               23,679,198          382,246
                                R. Glenn Hubbard                23,680,492          380,953
                                W. Carl Kester                  23,680,516          380,928
                                Karen P. Robards                23,684,949          376,495
                                Robert S. Salomon, Jr.          23,675,101          386,343
-----------------------------------------------------------------------------------------------


2      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

A Letter to Shareholders

Dear Shareholder

Financial markets embarked on a wild ride during the August reporting period. Subprime mortgage troubles intensified in the final months of the period, spawning a widespread credit and liquidity crisis that crept into other areas of the market. The U.S. Federal Reserve Board (the Fed) and other countries' central banks stepped in to inject liquidity into the markets and bolster investor confidence. In August, the Fed cut the discount rate, the rate charged to banks to borrow money directly from the Fed, from 6.25% to 5.75%. Another ..50% cut in the discount rate came on September 18, along with a .50% cut in the more widely followed federal funds rate. This brought the target short-term interest rate, which had remained unchanged at 5.25% for over a year, to 4.75%.

Although heightened volatility has been a recurring theme throughout the past year, the global economy (excluding the U.S. housing market) remained quite healthy. In general, equity market fundamentals also held firm -- second-quarter corporate earnings exceeded expectations (although future earnings could be at risk if the economy weakens), dividend payouts and share buybacks continued to grow, and valuations remained attractive. These tailwinds generally prevailed over such headwinds as a slowing U.S. economy and troubled housing market, although the more recent credit crunch dampened corporate merger-and-acquisition activity, a key source of strength for equity markets. Stocks recorded their second-worst day of the year in August, yet remained comfortably in the black year-to-date.

Meanwhile, mixed economic signals and the credit market debacle made for a volatile backdrop for fixed income, with investors fleeing from bonds associated with the housing and credit markets in favor of higher-quality Treasury issues. As a result, the 10-year Treasury yield, which touched 5.30% in June (its highest level in five years), fell to 4.54% by period-end, while prices correspondingly rose.

Against this backdrop, financial markets posted mixed results for the six- and 12-month periods ended August 31, 2007:

Total Returns as of August 31, 2007                                                6-month   12-month
=====================================================================================================
U.S. equities (S&P 500 Index)                                                       +5.70%    +15.13%
-----------------------------------------------------------------------------------------------------
Small cap U.S. equities (Russell 2000 Index)                                        +0.54     +11.36
-----------------------------------------------------------------------------------------------------
International equities (MSCI Europe, Australasia, Far East Index)                   +5.83     +18.71
-----------------------------------------------------------------------------------------------------
Fixed income (Lehman Brothers U.S. Aggregate Bond Index)                            +1.54     + 5.26
-----------------------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)                      -0.57     + 2.30
-----------------------------------------------------------------------------------------------------
High yield bonds (Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index)    -1.71     + 6.46
-----------------------------------------------------------------------------------------------------

Past performance is no guarantee of future results. Index performance shown for illustrative purposes only. You cannot invest directly in an index.

As you navigate market volatility, we encourage you to review your investment goals with your financial professional and to make portfolio changes, as needed. For more market insight, we invite you to visit www.blackrock.com/funds. We thank you for entrusting BlackRock with your investment assets, and we look forward to continuing to serve you in the months and years ahead.

                                                     Sincerely,


                                                     /s/ Robert C. Doll, Jr.

                                                     Robert C. Doll, Jr.
                                                     Fund President and Director


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      3

Fund Summary as of August 31, 2007

Fund Information

Symbol on New York Stock Exchange ...............................        HYT
Initial Offering Date ...........................................   May 30, 2003
Yield on Closing Market Price as of 8/31/07 ($12.15)* ...........       9.38%
Current Monthly Distribution per share of Common Stock** ........      $ .095
Current Annualized Distribution per share of Common Stock** .....      $ 1.14
Leverage as of 8/31/07*** .......................................        22%
--------------------------------------------------------------------------------
* Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance does not guarantee future results.
** The distribution is not constant and is subject to change. A portion of the distribution may be deemed a tax return of capital or net realized gain at fiscal year end.
*** As a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to any borrowing that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage).

The table below summarizes the changes in the Fund's market price and net asset value per share:

--------------------------------------------------------------------------------
                                8/31/07   8/31/06    Change      High       Low
--------------------------------------------------------------------------------
Market Price ...............    $12.15    $12.48     (2.64%)    $13.95    $10.60
Net Asset Value ............    $13.81    $14.12     (2.20%)    $15.02    $13.55
--------------------------------------------------------------------------------

The following charts show the Fund's portfolio composition and credit quality allocations of the Fund's long-term investments:

Portfolio Composition

Asset Mix                                                8/31/07         8/31/06
--------------------------------------------------------------------------------
Corporate Bonds ............................               94%             95%
Floating Rate Loan Interests ...............                3               2
Common Stocks ..............................                2               1
Preferred Securities .......................                1               1
Foreign Government Obligations .............               --               1
Warrants ...................................               --*             --*
Other Interests ............................               --*             --
--------------------------------------------------------------------------------
*     Amount is less than 1%.

Credit Quality Allocations*

Credit Rating                                            8/31/07         8/31/06
--------------------------------------------------------------------------------
BBB/Baa ....................................                2%              2%
BB/Ba ......................................               23              22
B/B ........................................               53              64
CCC/Caa ....................................               18               9
NR (Not Rated) .............................                1               2
Other** ....................................                3               1
--------------------------------------------------------------------------------
*     Using the higher of S&P's or Moody's ratings.
** Includes investments in common stocks, preferred stocks, warrants, and other interests.


4      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

Schedule of Investments as of August 31, 2007

             Face
           Amount     Corporate Bonds                                               Value
=============================================================================================
Aerospace & Defense -- 4.5%
       $3,089,000     Alliant Techsystems, Inc., 2.75%
                        due 9/15/2011 (a)(e)                                    $   3,791,748
          900,000     Bombardier, Inc., 8% due 11/15/2014 (e)                         929,250
        2,325,000     DRS Technologies, Inc., 6.875% due 11/01/2013                 2,278,500
        1,600,000     Esterline Technologies Corp., 7.75% due 6/15/2013             1,588,000
                      L-3 Communications Corp.:
        2,200,000          7.625% due 6/15/2012                                     2,238,500
        2,550,000          5.875% due 1/15/2015                                     2,416,125
        2,220,000          3% due 8/01/2035 (a)(e)                                  2,528,025
        2,200,000          Series B, 6.375% due 10/15/2015                          2,128,500
          750,000     TransDigm, Inc., 7.75% due 7/15/2014                            753,750
        3,200,000     Vought Aircraft Industries, Inc., 8% due 7/15/2011            3,104,000
                                                                                -------------
                                                                                   21,756,398
=============================================================================================
Airlines -- 0.7%
                      Continental Airlines, Inc. (l):
        2,820,984          Series 1997-4-B, 6.90% due 7/02/2018                     2,678,172
           20,938          Series 1998-1-C, 6.541% due 9/15/2009                       20,728
          600,637          Series 2001-1-C, 7.033% due 12/15/2012                     582,618
                                                                                -------------
                                                                                    3,281,518
=============================================================================================
Auto Components -- 0.7%
          335,000     Compagnie Generale de Geophysique SA,
                        7.50% due 5/15/2015                                           336,675
                      The Goodyear Tire & Rubber Co.:
          110,000          7.857% due 8/15/2011                                       108,900
          950,000          8.625% due 12/01/2011 (e)                                  964,820
        2,090,000     Lear Corp., 8.75% due 12/01/2016                              1,933,250
                                                                                -------------
                                                                                    3,343,645
=============================================================================================
Automobiles -- 0.4%
        1,192,000     Ford Capital BV, 9.50% due 6/01/2010                          1,156,240
        1,100,000     Ford Motor Co., 8.90% due 1/15/2032                             913,000
                                                                                -------------
                                                                                    2,069,240
=============================================================================================
Beverages -- 0.5%
        2,300,000     Constellation Brands, Inc., 8.125% due 1/15/2012              2,305,750
=============================================================================================
Biotechnology -- 0.4%
        1,800,000     Angiotech Pharmaceuticals, Inc., 9.371%
                        due 12/01/2013 (b)                                          1,782,000
=============================================================================================
Building Products -- 1.4%
                      Goodman Global Holding Co., Inc.:
        1,147,000          8.36% due 6/15/2012 (b)                                  1,124,060
        2,225,000          7.875% due 12/15/2012                                    2,202,750
        3,700,000     Momentive Performance Materials, Inc.,
                        10.125% due 12/01/2014 (e)(g)                               3,441,000
                                                                                -------------
                                                                                    6,767,810
=============================================================================================
Chemicals -- 2.9%
        1,400,000     American Pacific Corp., 9% due 2/01/2015                      1,379,000
                      Hexion U.S. Finance Corp.:
          850,000          9.75% due 11/15/2014                                       918,000
        1,000,000          10.058% due 11/15/2014 (b)                               1,020,000
        1,295,000     Ineos Group Holdings Plc, 8.50% due 2/15/2016 (e)             1,191,400
        1,250,000     Innophos, Inc., 8.875% due 8/15/2014                          1,231,250
          720,000     Key Plastics LLC, 11.75% due 3/15/2013 (e)                      633,600
        2,680,000     MacDermid, Inc., 9.50% due 4/15/2017 (e)                      2,492,400
        3,275,000     NOVA Chemicals Corp., 8.484% due 11/15/2013 (b)               3,176,750
        1,168,000     Nalco Finance Holdings, Inc., 10.078%
                        due 2/01/2014 (h)                                           1,016,160
          875,000     Terra Capital, Inc. Series B, 7% due 2/01/2017                  840,000
                                                                                -------------
                                                                                   13,898,560
=============================================================================================
Commercial Services & Supplies -- 6.2%
        2,475,000     Ashtead Capital, Inc., 9% due 8/15/2016 (e)                   2,450,250
        4,775,000     Corrections Corp. of America, 7.50%
                        due 5/01/2011     4,798,875
          915,000     DI Finance Series B, 9.50% due 2/15/2013                        928,725
        2,190,000     PNA Intermediate Holding Corp., 12.558%
                        due 2/15/2013 (b)(e)     2,107,875
        4,520,000     Quebecor World, Inc., 9.75% due 1/15/2015 (e)                 4,248,800
                      Sally Holdings LLC:
          350,000          9.25% due 11/15/2014                                       344,750
        2,840,000          10.50% due 11/15/2016                                    2,712,200
        4,775,000     Waste Services, Inc., 9.50% due 4/15/2014                     4,822,750
                      West Corp.:
        1,200,000          9.50% due 10/15/2014                                     1,206,000
        4,470,000          11% due 10/15/2016                                       4,537,050
        2,165,000     Yankee Acquisition Corp., 9.75% due 2/15/2017                 1,937,675
                                                                                -------------
                                                                                   30,094,950
=============================================================================================
Communications Equipment -- 1.4%
        2,825,000     Dycom Industries, Inc., 8.125% due 10/15/2015                 2,825,000
          979,000     Loral Spacecom Corp., 14% due 11/15/2015 (g)                  1,035,800
        3,045,000     Nortel Networks Ltd., 9.61% due 7/15/2011 (b)(e)              3,052,612
                                                                                -------------
                                                                                    6,913,412
=============================================================================================
Computers & Peripherals -- 0.4%
        1,965,000     Viasystems, Inc., 10.50% due 1/15/2011                        1,965,000
=============================================================================================
Construction Materials -- 0.5%
          820,000     Nortek, Inc., 8.50% due 9/01/2014                               709,300
        1,600,000     Texas Industries, Inc., 7.25% due 7/15/2013                   1,570,000
                                                                                -------------
                                                                                    2,279,300
================================================================================-------------
Containers & Packaging -- 5.8%
                      Berry Plastics Holding Corp.:
        2,335,000          8.875% due 9/15/2014                                     2,329,162
        3,015,000          9.235% due 9/15/2014 (b)                                 2,984,850
        3,475,000     Graham Packing Co., Inc., 9.875% due 10/15/2014               3,405,500
                      Graphic Packaging International Corp.:
        1,675,000          8.50% due 8/15/2011                                      1,691,750
        1,000,000          9.50% due 8/15/2013                                      1,010,000
                      Owens-Brockway Glass Container, Inc.:
        4,175,000          8.875% due 2/15/2009                                     4,242,844
        1,575,000          8.25% due 5/15/2013                                      1,614,375
        2,165,000     Packaging Dynamics Finance Corp., 10%
                        due 5/01/2016 (e)                                           2,167,706
        1,920,000     Pregis Corp., 12.375% due 10/15/2013                          2,054,400
        3,175,000     Rock-Tenn Co., 8.20% due 8/15/2011                            3,254,375
        3,770,000     Smurfit-Stone Container Enterprises, Inc., 8%
                        due 3/15/2017                                               3,595,638
                                                                                -------------
                                                                                   28,350,600
=============================================================================================
Distributors -- 0.0%
          295,000     Keystone Automotive Operations, Inc., 9.75%
                        due 11/01/2013                                                236,000
=============================================================================================
Diversified Financial Services -- 0.5%
                      Ford Motor Credit Co. LLC:
        1,130,000          8.11% due 1/13/2012 (b)                                  1,034,864
          300,000          7.80% due 6/01/2012                                        276,391
                      General Motors Acceptance Corp.:
          950,000          7.25% due 3/02/2011                                        872,766
          400,000          8% due 11/01/2031                                          359,346
                                                                                -------------
                                                                                    2,543,367
=============================================================================================


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      5

             Face
           Amount     Corporate Bonds                                               Value
=============================================================================================
Diversified Telecommunication Services -- 1.8%
       $  650,000     Qwest Communications International, Inc.,
                        7.50% due 2/15/2014                                     $     638,625
                      Qwest Corp.:
        2,300,000          8.61% due 6/15/2013 (b)                                  2,426,500
          875,000          7.625% due 6/15/2015                                       901,250
        4,800,000     Windstream Corp., 8.125% due 8/01/2013                        4,956,000
                                                                                -------------
                                                                                    8,922,375
=============================================================================================
Electric Utilities -- 2.9%
        2,975,000     Edison Mission Energy, 7.50% due 6/15/2013                    2,997,312
        4,125,000     Mirant North America LLC, 7.375%
                        due 12/31/2013                                              4,104,375
          660,000     NSG Holdings LLC, 7.75% due 12/15/2025 (e)(l)                   641,025
        2,400,000     Nevada Power Co. Series A, 8.25% due 6/01/2011                2,615,203
          775,000     Sierra Pacific Resources, 8.625% due 3/15/2014                  820,131
        3,205,216     Tenaska Alabama Partners LP, 7%
                        due 6/30/2021 (e)(l)                                        3,177,305
                                                                                -------------
                                                                                   14,355,351
=============================================================================================
Electrical Equipment -- 0.6%
          610,000     Belden CDT, Inc., 7% due 3/15/2017 (e)                          591,700
        1,900,000     Coleman Cable, Inc., 9.875% due 10/01/2012 (e)                1,828,750
          321,000     Ucar Finance, Inc., 10.25% due 2/15/2012                        335,445
                                                                                -------------
                                                                                    2,755,895
=============================================================================================
Electronic            Equipment & Instruments -- 1.4% NXP BV:
        2,005,000          8.11% due 10/15/2013 (b)                                 1,817,031
        3,720,000          9.50% due 10/15/2015                                     3,217,800
                      Sanmina-SCI Corp.:
           90,000          6.75% due 3/01/2013                                         76,500
        1,805,000          8.125% due 3/01/2016                                     1,561,325
                                                                                -------------
                                                                                    6,672,656
=============================================================================================
Energy Equipment & Services -- 1.8%
          510,000     Compagnie Generale de Geophysique-Veritas,
                        7.75% due 5/15/2017                                           515,100
        1,140,000     North American Energy Partners, Inc., 8.75%
                        due 12/01/2011                                              1,145,700
        3,200,000     Ocean RIG ASA, 9.36% due 4/04/2011 (b)                        3,160,000
        3,930,000     SemGroup LP, 8.75% due 11/15/2015 (e)                         3,782,625
                                                                                -------------
                                                                                    8,603,425
=============================================================================================
Food & Staples Retailing -- 2.1%
        1,300,000     AmeriQual Group LLC, 9.50% due 4/01/2012 (e)                  1,209,000
        3,150,000     National Beef Packing Co. LLC, 10.50%
                        due 8/01/2011                                               3,244,500
                      Rite Aid Corp.:
        2,280,000          9.375% due 12/15/2015 (e)                                2,074,800
        4,065,000          7.50% due 3/01/2017                                      3,780,450
                                                                                -------------
                                                                                   10,308,750
=============================================================================================
Food Products -- 1.0%
        4,791,000     Del Monte Corp., 8.625% due 12/15/2012                        4,838,910
=============================================================================================
Gas Utilities -- 0.4%
        2,110,000     El Paso Performance-Linked Trust, 7.75%
                        due 7/15/2011 (e)                                           2,161,781
=============================================================================================
Health Care Equipment & Supplies -- 0.2%
          900,000     The Cooper Cos., Inc., 7.125% due 2/15/2015                     859,500
=============================================================================================
Health Care Providers & Services -- 5.9%
          300,000     Accellent, Inc., 10.50% due 12/01/2013                          277,500
        1,935,000     Community Health Systems, Inc., 8.875%
                        due 7/15/2015 (e)                                           1,932,581
                      Omnicare, Inc.
        1,150,000          6.75% due 12/15/2013                                     1,069,500
        1,250,000          Series OCR, 3.25% due 12/15/2035 (a)                       979,688
        4,775,000     Service Corp. International, 7% due 6/15/2017                 4,512,375
                      Tenet Healthcare Corp.:
        6,795,000          6.50% due 6/01/2012                                      5,639,850
        3,565,000          9.875% due 7/01/2014                                     3,155,025
        4,775,000     US Oncology, Inc., 9% due 8/15/2012                           4,775,000
        2,400,000     United Surgical Partners International, Inc.,
                        8.875% due 5/01/2017                                        2,292,000
                      Universal Hospital Services, Inc. (e):
          520,000          8.50% due 6/01/2015 (g)                                    482,469
          490,000          8.759% due 6/01/2015                                       472,850
        3,175,000     Vanguard Health Holding Co. II, LLC, 9%
                        due 10/01/2014                                              2,968,625
                                                                                -------------
                                                                                   28,557,463
=============================================================================================
Hotels, Restaurants & Leisure -- 8.4%
                      American Real Estate Partners LP:
          290,000          7.125% due 2/15/2013                                       272,600
        2,000,000          7.125% due 2/15/2013 (e)                                 1,880,000
                      Caesars Entertainment, Inc.:
        2,200,000          7.875% due 3/15/2010                                     2,211,000
          155,000          8.125% due 5/15/2011                                       153,450
        1,250,000     French Lick Resorts & Casino LLC, 10.75%
                        due 4/15/2014 (e)                                             993,750
                      Galaxy Entertainment Finance Co. Ltd. (e):
          450,000          10.409% due 12/15/2010 (b)                                 454,500
          875,000          9.875% due 12/15/2012                                      888,125
        3,180,000     Great Canadian Gaming Corp., 7.25%
                        due 2/15/2015 (e)                                           3,052,800
          950,000     Greektown Holdings, LLC, 10.75%
                        due 12/01/2013 (e)                                            950,000
        5,185,000     Harrah's Operating Co., Inc., 5.75%
                        due 10/01/2017                                              3,888,750
        2,575,000     Inn of the Mountain Gods Resort & Casino,
                        12% due 11/15/2010                                          2,716,625
          510,000     Landry's Restaurants, Inc. Series B, 7.50%
                        due 12/15/2014                                                510,637
        1,895,000     Little Traverse Bay Bands of Odawa Indians,
                        10.25% due 2/15/2014 (e)                                    1,904,475
        3,150,000     Penn National Gaming, Inc., 6.875%
                        due 12/01/2011                                              3,150,000
        2,120,000     Pinnacle Entertainment, Inc., 7.50%
                        due 6/15/2015 (e)                                           1,950,400
        1,575,000     San Pasqual Casino, 8% due 9/15/2013 (e)                      1,576,969
        1,440,000     Shingle Springs Tribal Gaming Authority,
                        9.375% due 6/15/2015 (e)                                    1,418,400
                      Station Casinos, Inc.:
        1,900,000          6.50% due 2/01/2014                                      1,610,250
        2,575,000          7.75% due 8/15/2016                                      2,465,563
        1,050,000          6.625% due 3/15/2018                                       845,250
                      Travelport LLC:
          135,000          9.875% due 9/01/2014                                       136,013
          530,000          10.246% due 9/01/2014 (b)                                  530,000


6      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

             Face
           Amount     Corporate Bonds                                               Value
=============================================================================================
Hotels, Restaurants & Leisure (concluded)
       $3,270,000     Tropicana Entertainment, LLC, 9.625%
                        due 12/15/2014 (e)                                      $   2,419,800
        2,850,000     Universal City Florida Holding Co. I, 10.106%
                        due 5/01/2010 (b)                                           2,878,500
        1,975,000     Wynn Las Vegas LLC, 6.625% due 12/01/2014                     1,910,813
                                                                                -------------
                                                                                   40,768,670
=============================================================================================
Household Durables -- 1.3%
        2,675,000     American Greetings Corp., 7.375% due 6/01/2016                2,527,875
        2,195,000     Jarden Corp., 7.50% due 5/01/2017                             2,052,325
        2,550,000     Standard-Pacific Corp., 9.25% due 4/15/2012                   1,861,500
                                                                                -------------
                                                                                    6,441,700
=============================================================================================
Household Products -- 0.2%
        1,150,000     Church & Dwight Co., Inc., 6% due 12/15/2012                  1,072,375
=============================================================================================
IT Services -- 1.5%
                      SunGard Data Systems, Inc.:
        3,450,000          9.125% due 8/15/2013                                     3,562,125
        3,415,000          10.25% due 8/15/2015                                     3,517,450
                                                                                -------------
                                                                                    7,079,575
=============================================================================================
Independent Power Producers & Energy Traders -- 1.0%
          100,000     The AES Corp., 8.75% due 5/15/2013 (e)                          104,000
                      NRG Energy, Inc.:
        2,550,000          7.25% due 2/01/2014                                      2,524,500
        2,350,000          7.375% due 2/01/2016                                     2,320,625
                                                                                -------------
                                                                                    4,949,125
=============================================================================================
Insurance -- 0.2%
        1,070,000     USI Holdings Corp., 9.433% due 11/15/2014 (b)(e)                995,100
=============================================================================================
Internet Software & Services -- 0.1%
          670,000     Impress Holdings B.V., 8.485%
                        due 9/15/2013 (b)(e)                                          670,522
=============================================================================================
Leisure Equipment & Products -- 0.6%
        3,150,000     Quiksilver, Inc., 6.875% due 4/15/2015                        2,913,750
=============================================================================================
Machinery -- 1.3%
        2,050,000     AGY Holding Corp., 11% due 11/15/2014 (e)                     2,080,750
          865,000     Accuride Corp., 8.50% due 2/01/2015                             800,125
                      RBS Global, Inc.:
          740,000          9.50% due 8/01/2014                                        747,400
        1,585,000          11.75% due 8/01/2016                                     1,640,475
          885,000          8.875% due 9/01/2016                                       865,088
                                                                                -------------
                                                                                    6,133,838
=============================================================================================
Marine -- 1.0%
        2,400,000     Navios Maritime Holdings, Inc., 9.50%
                        due 12/15/2014                                              2,451,000
        2,250,000     Teekay Shipping Corp., 8.875% due 7/15/2011                   2,317,500
                                                                                -------------
                                                                                    4,768,500
=============================================================================================
Media -- 20.1%
        2,189,000     Affinion Group, Inc., 11.50% due 10/15/2015                   2,189,000
        2,800,000     Allbritton Communications Co., 7.75%
                        due 12/15/2012                                              2,737,000
          375,000     American Media Operations, Inc. Series B,
                        10.25% due 5/01/2009                                          330,000
        1,850,000     Barrington Broadcasting Group LLC, 10.50%
                        due 8/15/2014 (e)                                           1,859,250
          800,000     Bonten Media Acquisition Co., 9%
                        due 6/01/2015 (e)(g)                                          677,217
          540,000     CBD Media Holdings LLC, 9.25% due 7/15/2012                     545,400
        4,125,000     CBD Media, Inc., 8.625% due 6/01/2011                         4,109,531
        7,035,000     CCH I, LLC, 11% due 10/01/2015                                6,884,775
        3,175,000     CMP Susquehanna Corp., 9.875% due 5/15/2014                   2,936,875
        3,750,000     CSC Holdings, Inc. Series B, 7.625% due 4/01/2011             3,693,750
          775,000     Cablevision Systems Corp. Series B, 8%
                        due 4/15/2012                                                 742,062
        2,525,000     Cadmus Communications Corp., 8.375%
                        due 6/15/2014                                               2,398,750
          610,000     CanWest Media, Inc., 8% due 9/15/2012                           593,988
        5,470,000     Charter Communications Holdings II LLC,
                        10.25% due 9/15/2010                                        5,524,700
        2,256,000     Dex Media West LLC, 9.875% due 8/15/2013                      2,380,080
        3,090,000     Echostar DBS Corp., 7.125% due 2/01/2016                      3,020,475
                      Harland Clarke Holdings Corp.:
          660,000          9.50% due 5/15/2015                                        590,700
          550,000          10.308% due 5/15/2015 (b)                                  492,250
        3,190,000     Idearc, Inc., 8% due 11/15/2016                               3,150,125
                      Intelsat Bermuda Ltd.:
          355,000          11.409% due 6/15/2013 (b)                                  364,762
        1,065,000          8.886% due 1/15/2015 (b)                                 1,072,987
        1,100,000          11.25% due 6/15/2016                                     1,150,875
        1,770,000     Intelsat Corp., 9% due 6/15/2016                              1,805,400
        3,475,000     Intelsat Subsidiary Holding Co. Ltd., 8.625%
                        due 1/15/2015                                               3,496,719
        1,748,000     Liberty Media Corp., 0.75% due 3/30/2023 (a)                  1,977,425
        3,900,000     Mediacom LLC, 9.50% due 1/15/2013                             3,900,000
          440,000     Network Communications, Inc., 10.75%
                        due 12/01/2013                                                440,000
          630,000     Nexstar Finance, Inc., 7% due 1/15/2014                         595,350
                      Nielsen Finance LLC:
        4,775,000          10% due 8/01/2014                                        4,894,375
        1,680,000          9.919% due 8/01/2016 (h)                                 1,121,400
        3,459,000     PanAmSat Corp., 9% due 8/15/2014                              3,519,532
        4,750,000     Paxson Communications Corp., 8.61%
                        due 1/15/2012 (b)(e)                                        4,684,688
        3,150,000     Quebecor Media, Inc., 7.75% due 3/15/2016                     2,996,438
                      RH Donnelley Corp.:
        2,275,000          Series A-2, 6.875% due 1/15/2013                         2,144,188
        1,215,000          Series A-3, 8.875% due 1/15/2016                         1,245,375
        2,010,000     Rainbow National Services LLC, 10.375%
                        due 9/01/2014 (e)                                           2,188,388
        4,075,000     Salem Communications Corp., 7.75%
                        due 12/15/2010                                              4,044,438
        1,127,000     Sinclair Broadcast Group, Inc., 8% due 3/15/2012              1,138,270
          875,000     Sirius Satellite Radio, Inc., 9.625% due 8/01/2013              826,875
        6,240,000     TL Acquisitions, Inc., 10.50% due 1/15/2015 (e)               5,881,200
        1,765,000     Umbrella Acquisition, 9.75% due 3/15/2015 (e)(g)              1,681,163
        1,915,000     Young Broadcasting, Inc., 10% due 3/01/2011                   1,723,500
                                                                                -------------
                                                                                   97,749,276
=============================================================================================
Metals & Mining -- 5.1%
        3,625,000     Aleris International, Inc., 9% due 12/15/2014 (g)             3,380,548
          320,000     Blaze Recycling & Metals LLC, 10.875%
                        due 7/15/2012 (e)                                             316,000
        3,175,000     Chaparral Steel Co., 10% due 7/15/2013                        3,603,625
                      FMG Finance Pty Ltd. (e):
          850,000          10% due 9/01/2013                                          909,500
        1,230,000          10.625% due 9/01/2016                                    1,408,350
        3,250,000     Foundation PA Coal Co., 7.25% due 8/01/2014                   3,111,875
                      Freeport-McMoRan Copper & Gold, Inc.:
        1,820,000          8.564% due 4/01/2015 (b)                                 1,874,600
        5,350,000          8.375% due 4/01/2017                                     5,697,750


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      7

             Face
           Amount     Corporate Bonds                                               Value
=============================================================================================
Metals & Mining (concluded)
       $1,626,000     Indalex Holding Corp. Series B, 11.50%
                        due 2/01/2014                                           $   1,524,375
        3,175,000     Novelis, Inc., 7.25% due 2/15/2015                            3,079,750
                                                                                -------------
                                                                                   24,906,373
=============================================================================================
Multi-Utilities -- 0.6%
        2,124,000     CenterPoint Energy, Inc. Series B, 3.75%
                        due 5/15/2023 (a)                                           3,103,695
=============================================================================================
Multiline Retail -- 0.3%
          190,000     Dollar General Corp., 10.625% due 7/15/2015 (e)                 171,000
        1,375,000     Neiman Marcus Group, Inc., 9% due 10/15/2015 (g)              1,433,404
                                                                                -------------
                                                                                    1,604,404
=============================================================================================
Oil, Gas & Consumable Fuels -- 4.3%
          800,000     Berry Petroleum Co., 8.25% due 11/01/2016                       788,000
        2,500,000     Chaparral Energy, Inc., 8.50% due 12/01/2015                  2,237,500
        2,715,000     Compton Petroleum Finance Corp., 7.625%
                        due 12/01/2013                                              2,579,250
        1,750,000     Copano Energy LLC, 8.125% due 3/01/2016                       1,758,750
        4,450,000     EXCO Resources, Inc., 7.25% due 1/15/2011                     4,483,375
        3,150,000     Encore Acquisition Co., 6.25% due 4/15/2014                   2,874,375
        1,920,000     Forest Oil Corp., 7.25% due 6/15/2019 (e)                     1,848,000
          600,000     KCS Energy, Inc., 7.125% due 4/01/2012                          576,000
        2,710,000     OPTI Canada, Inc., 8.25% due 12/15/2014 (e)                   2,743,875
        1,220,000     Sabine Pass LNG LP, 7.50% due 11/30/2016                      1,186,450
                                                                                -------------
                                                                                   21,075,575
=============================================================================================
Paper & Forest Products -- 5.5%
                      Abitibi-Consolidated, Inc.:
        3,200,000          8.86% due 6/15/2011 (b)                                  2,752,000
          970,000          6% due 6/20/2013                                           717,800
          310,000          8.85% due 8/01/2030                                        235,600
        1,575,000     Ainsworth Lumber Co. Ltd., 9.11%
                        due 10/01/2010 (b)                                          1,212,750
        3,175,000     Boise Cascade LLC, 8.235% due 10/15/2012 (b)                  3,143,250
        1,240,000     Bowater Canada Finance Corp., 7.95%
                        due 11/15/2011                                              1,054,000
        4,475,000     Bowater, Inc., 8.36% due 3/15/2010 (b)                        4,027,500
        5,075,000     Domtar, Inc., 7.125% due 8/15/2015                            4,719,750
                      NewPage Corp.:
        2,400,000          11.606% due 5/01/2012 (b)                                2,544,000
        2,830,000          12% due 5/01/2013                                        2,957,350
        1,415,000     Norske Skog Canada Ltd. Series D, 8.625%
                        due 6/15/2011                                               1,245,200
                      Verso Paper Holdings LLC Series B:
        1,525,000          9.125% due 8/01/2014                                     1,525,000
          810,000          11.375% due 8/01/2016                                      826,200
                                                                                -------------
                                                                                   26,960,400
=============================================================================================
Personal Products -- 0.4%
        2,175,000     Chattem, Inc., 7% due 3/01/2014                               2,098,875
=============================================================================================
Pharmaceuticals -- 0.9%
        3,175,000     Elan Finance Plc, 9.558% due 11/15/2011 (b)                   3,111,500
        1,500,000     PTS Acquisition Corp., 9.50% due 4/15/2015 (e)(g)             1,357,500
                                                                                -------------
                                                                                    4,469,000
=============================================================================================
Real Estate Investment Trusts (REITs) -- 0.4%
        1,875,000     FelCor Lodging LP, 8.50% due 6/01/2011                        1,964,062
=============================================================================================
Real Estate Management & Development -- 2.7%
        4,750,000     Forest City Enterprises, Inc., 7.625%
                        due 6/01/2015                                               4,465,000
                      Realogy Corp. (e):
        2,400,000          10.50% due 4/15/2014                                     2,022,000
        3,800,000          11% due 4/15/2014 (g)                                    3,078,000
        4,620,000          12.375% due 4/15/2015                                    3,401,475
                                                                                -------------
                                                                                   12,966,475
=============================================================================================
Road & Rail -- 1.6%
                      Avis Budget Car Rental LLC:
          950,000          7.625% due 5/15/2014                                       926,250
        4,450,000          8.058% due 5/15/2014 (b)                                 4,316,500
          590,000     Britannia Bulk Plc, 11% due 12/01/2011                          584,100
        3,235,000     St. Acquisition Corp., 12.50% due 5/15/2017 (e)               2,191,713
                                                                                -------------
                                                                                    8,018,563
=============================================================================================
Semiconductors & Semiconductor Equipment -- 2.3%
                      Amkor Technology, Inc.:
          450,000          7.75% due 5/15/2013                                        417,375
        2,165,000          9.25% due 6/01/2016                                      2,100,050
        7,930,000     Freescale Semiconductor, Inc., 9.125%
                        due 12/15/2014 (g)                                          7,097,350
        1,920,000     Spansion, Inc., 8.746% due 6/01/2013 (b)(e)                   1,824,000
                                                                                -------------
                                                                                   11,438,775
=============================================================================================
Software -- 0.2%
        1,009,227     BMS Holdings, Inc., 12.40%
                        due 2/15/2012 (b)(e)(g)                                       941,843
=============================================================================================
Specialty Retail -- 4.9%
          560,000     Asbury Automotive Group, Inc., 7.625%
                        due 3/15/2017 (e)                                             515,200
                      AutoNation, Inc.:
        4,575,000          7.36% due 4/15/2013 (b)                                  4,300,500
        1,150,000          7% due 4/15/2014                                         1,082,437
          490,000     Beverages & More, Inc., 9.25% due 3/01/2012 (e)                 477,750
        1,560,000     Buffets, Inc., 12.50% due 11/01/2014                          1,201,200
                      Claire's Stores, Inc. (e):
          740,000          9.25% due 6/01/2015                                        641,950
        1,280,000          9.625% due 6/01/2015 (g)                                 1,000,863
        1,025,000          10.50% due 6/01/2017                                       758,500
                      General Nutrition Centers, Inc. (e)(g):
        2,800,000          9.85% due 3/15/2014                                      2,531,093
        2,260,000          10.75% due 3/15/2015                                     2,022,161
        1,440,000     Group 1 Automotive, Inc., 2.25%
                        due 6/15/2036 (a)(m)                                        1,107,000
                      Michaels Stores, Inc. (e):
        2,650,000          10% due 11/01/2014                                       2,656,625
        3,350,000          11.375% due 11/01/2016                                   3,257,875
          825,000     Sensata Technologies BV, 8% due 5/01/2014                       775,500
        1,805,000     United Auto Group, Inc., 7.75% due 12/15/2016                 1,723,775
                                                                                -------------
                                                                                   24,052,429
=============================================================================================
Textiles, Apparel & Luxury Goods -- 0.7%
        3,200,000     Levi Strauss & Co., 8.875% due 4/01/2016                      3,216,000
=============================================================================================
Trading Companies & Distributors -- 0.4%
        2,000,000     United Rentals North America, Inc., 7.75%
                        due 11/15/2013                                              2,060,000
=============================================================================================


8      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

             Face
           Amount     Corporate Bonds                                               Value
=============================================================================================
Wireless Telecommunication Services -- 6.7%
       $2,675,000     Centennial Cellular Operating Co. LLC,
                        10.125% due 6/15/2013                                   $   2,802,062
        2,170,000     Centennial Communications Corp., 11.11%
                        due 1/01/2013 (b)                                           2,224,250
                      Cricket Communications, Inc.:
        2,445,000          9.375% due 11/01/2014                                    2,396,100
        2,500,000          9.375% due 11/01/2014 (e)                                2,450,000
                      Digicel Group Ltd. (e):
        1,340,000          8.875% due 1/15/2015                                     1,224,492
        3,424,000          9.125% due 1/15/2015 (g)                                 3,128,851
        1,900,000     Dobson Communications Corp., 9.61%
                        due 10/15/2012 (b)                                          1,938,000
          990,000     iPCS, Inc., 7.481% due 5/01/2013 (b)(e)                         955,350
        6,610,000     MetroPCS Wireless, Inc., 9.25% due 11/01/2014 (e)             6,510,850
        3,800,000     Nordic Telephone Co. Holdings ApS, 8.875%
                        due 5/01/2016 (e)                                           3,933,000
                      Orascom Telecom Finance SCA:
          320,000          7.875% due 2/08/2014                                       292,000
          555,000          7.875% due 2/08/2014 (e)                                   506,437
        4,075,000     Rural Cellular Corp., 8.25% due 3/15/2012                     4,238,000
                                                                                -------------
                                                                                   32,599,392
---------------------------------------------------------------------------------------------
                      Total Corporate Bonds
                      (Cost -- $591,549,608) -- 117.1%                            570,641,948
=============================================================================================

                      Floating Rate Loan Interests (k)
=============================================================================================
Chemicals -- 0.9%
        4,870,000     Wellman, Inc. Second Lien Term Loan, 12.106%
                        due 2/10/2010                                               4,236,900
=============================================================================================
Containers & Packaging -- 0.3%
        1,350,000     Berry Plastics Corp. Term Loan B, 11.61%
                        due 6/15/2014                                               1,161,000
=============================================================================================
Health Care Providers & Services -- 0.4%
        2,378,722     Rotech Healthcare, Inc. Term Loan B, 11.36%
                        due 9/26/2011                                               2,045,701
=============================================================================================
Hotels, Restaurants & Leisure -- 1.0%
        4,975,308     Travelport, Inc. Term Loan, 12.36% due 3/22/2012              4,668,495
=============================================================================================
Household Products -- 0.2%
                      Spectrum Brands, Inc.:
           39,871          Letter of Credit, 5.17% due 4/15/2013 (n)                   38,642
          806,593          Term Loan B-1, 9.34% - 9.53%
                             due 4/15/2013                                            781,723
          143,536          Term Loan B-2, 9.565% due 4/15/2013                        134,924
                                                                                -------------
                                                                                      955,289
=============================================================================================
Machinery -- 0.1%
          577,479     Rexnord Corp. Term Loan,
                        11.61% due 3/02/2013 (g)                                      545,718
=============================================================================================
Media -- 0.1%
          650,000     Affinion Group, Inc. Term Loan, 11.678%
                        due 3/01/2012                                                 600,166
=============================================================================================
Oil, Gas & Consumable Fuels -- 0.4%
                      SandRidge Energy, Inc.:
        1,100,000          Term Loan, 8.625% due 4/01/2014                          1,075,250
        1,000,000          Term Loan B, 8.985% due 3/01/2014                          987,500
                                                                                -------------
                                                                                    2,062,750
=============================================================================================
Paper & Forest Products -- 0.6%
        2,985,000     Verso Paper Holdings LLC Term Loan B,
                        11.606% due 2/01/2013                                       2,970,075
=============================================================================================
Specialty Retail -- 0.2%
        1,150,000     Michaels Stores, Inc. Term Loan B, 9.709%
                        due 10/31/2013                                              1,081,411
---------------------------------------------------------------------------------------------
                      Total Floating Rate Loan Interests
                      (Cost -- $21,611,743) -- 4.2%                                20,327,505
=============================================================================================

           Shares
             Held     Common Stocks
=============================================================================================
Communications Equipment -- 1.1%
          134,482     Loral Space & Communications Ltd. (d)                         5,390,039
=============================================================================================
Electrical Equipment -- 0.3%
          116,910     Medis Technologies Ltd. (d)                                   1,233,401
=============================================================================================
Paper & Forest Products -- 0.0%
           78,039     Western Forest Products, Inc. (d)                               167,754
=============================================================================================
Semiconductors & Semiconductor Equipment -- 0.8%
          154,040     Cypress Semiconductor Corp. (d)                               3,857,162
---------------------------------------------------------------------------------------------
                      Total Common Stocks
                      (Cost -- $9,803,789) -- 2.2%                                 10,648,356
=============================================================================================

                      Preferred Stocks
=============================================================================================
Communications Equipment -- 0.4%
           10,938     Loral Spacecom Corp. Series A, 12% (g)                        2,231,482
=============================================================================================
Oil, Gas & Consumable Fuels -- 0.8%
               67     EXCO Resources, Inc., 7% (a)                                    763,800
              279     EXCO Resources, Inc., 11%                                     3,180,600
                                                                                -------------
                                                                                    3,944,400
---------------------------------------------------------------------------------------------
                      Total Preferred Stocks
                      (Cost -- $5,626,134) -- 1.2%                                  6,175,882
=============================================================================================

                      Warrants (i)
=============================================================================================
Health Care Providers & Services -- 0.0%
           54,577     HealthSouth Corp. (expires 1/16/2014)                            43,662
---------------------------------------------------------------------------------------------
                      Total Warrants
                      (Cost -- $0) -- 0.0%                                             43,662
=============================================================================================


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      9

Schedule of Investments (concluded)

       Beneficial
         Interest     Other Interests (f)                                           Value
=============================================================================================
Media -- 0.0%
       $1,300,000     Adelphia Escrow                                           $           0
        1,630,376     Adelphia Recovery Trust                                             163
---------------------------------------------------------------------------------------------
                      Total Other Interests
                      (Cost -- $5,330) -- 0.0%                                            163
=============================================================================================

       Beneficial
         Interest     Short-Term Securities                                         Value
=============================================================================================
        2,817,740     BlackRock Liquidity Series, LLC Cash Sweep
                        Series, 5.33% (c)(j)                                        2,817,740
---------------------------------------------------------------------------------------------
                      Total Short-Term Securities
                      (Cost -- $2,817,740) -- 0.6%                                  2,817,740
=============================================================================================
Total Investments
(Cost -- $631,414,344*) -- 125.3%                                                 610,655,256

Liabilities in Excess of Other Assets -- (25.3%)                                 (123,404,511)
                                                                                -------------
Net Assets -- 100.0%                                                            $ 487,250,745
                                                                                =============

* The cost and unrealized appreciation (depreciation) of investments as of August 31, 2007, as computed for federal income tax purposes, were as follows:

Aggregate cost ...............................................    $ 632,192,736
                                                                  =============
Gross unrealized appreciation ................................    $   8,546,117
Gross unrealized depreciation ................................      (30,083,597)
                                                                  -------------
Net unrealized depreciation ..................................    $ (21,537,480)
                                                                  =============

(a)   Convertible security.
(b)   Floating rate security.
(c) Investments in companies considered to be an affiliate of the Fund, for purposes of Section 2(a)(3) of the Investment Company Act of 1940, were as follows:

--------------------------------------------------------------------------------
                                                            Net        Interest
Affiliate                                                Activity       Income
--------------------------------------------------------------------------------
BlackRock Liquidity Series, LLC Cash Sweep Series       $2,750,299    $1,014,797
--------------------------------------------------------------------------------

(d)   Non-income producing security.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Other interests represent beneficial interest in liquidation trusts and other reorganization entities and are non-income producing.
(g) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(h) Represents a step bond; the interest rate shown reflects the effective yield at the time of purchase.
(i) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(j)   Represents the current yield as of August 31, 2007.
(k) Floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. The base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major U.S. banks or (iii) the certificate of deposit rate.
(l)   Subject to principal paydowns.
(m)   Represents a step bond.
o For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report which may combine industry sub-classifications for reporting ease. Industries are shown as a percent of net assets. These industry classifications are unaudited.
o     Swaps outstanding as of August 31, 2007 were as follows:

--------------------------------------------------------------------------------
                                                     Notional        Unrealized
                                                      Amount        Depreciation
--------------------------------------------------------------------------------
Sold credit default protection on Ford Motor Co.
  and receive 3.80%

Broker, JPMorgan Chase
  Expires March 2010                                $5,000,000        $(337,445)

Sold credit default protection on Ford Motor Co.
  and receive 3.80%

Broker, UBS Warburg
  Expires March 2010                                $1,590,000         (107,308)

Sold credit default protection on Ford Motor Co.
  and receive 5%

Broker, Goldman Sachs
  Expires June 2010                                 $6,330,000         (291,262)
--------------------------------------------------------------------------------
Total                                                                 $(736,015)
                                                                      ==========

      See Notes to Financial Statements.


10      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

Statement of Assets, Liabilities and Capital

As of August 31, 2007
===================================================================================================================================
Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Investments in unaffiliated securities, at value (identified cost -- $628,596,604) ..                     $ 607,837,516
            Investments in affiliated securities, at value (identified cost -- $2,817,740) ......                         2,817,740
            Cash ................................................................................                            43,769
            Receivables:
                 Interest .......................................................................    $  13,135,388
                 Securities sold ................................................................        1,921,503
                 Swaps ..........................................................................          119,683
                 Dividends ......................................................................           21,189       15,197,763
                                                                                                     -------------
            Prepaid expenses ....................................................................                             7,481
                                                                                                                      -------------
            Total assets ........................................................................                       625,904,269
                                                                                                                      -------------
===================================================================================================================================
Liabilities
-----------------------------------------------------------------------------------------------------------------------------------
            Loans ...............................................................................                       135,900,000
            Unrealized depreciation on swaps ....................................................                           736,015
            Payables:
                 Securities purchased ...........................................................        1,083,875
                 Investment adviser .............................................................          412,026
                 Interest on loans ..............................................................          215,769
                 Dividends to shareholders ......................................................          158,455
                 Other affiliates ...............................................................            3,826        1,873,951
                                                                                                     -------------
            Accrued expenses ....................................................................                           143,558
                                                                                                                      -------------
            Total liabilities ...................................................................                       138,653,524
                                                                                                                      -------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Net assets ..........................................................................                     $ 487,250,745
                                                                                                                      =============
===================================================================================================================================
Capital
-----------------------------------------------------------------------------------------------------------------------------------
            Common Stock, $.10 par value, 200,000,000 shares authorized .........................                     $   3,528,644
            Paid-in capital in excess of par ....................................................                       501,493,556
            Undistributed investment income -- net ..............................................    $   6,661,683
            Accumulated realized capital losses -- net ..........................................       (2,938,035)
            Unrealized depreciation -- net ......................................................      (21,495,103)
                                                                                                     -------------
            Total accumulated losses -- net .....................................................                       (17,771,455)
                                                                                                                      -------------
            Total capital -- Equivalent to $13.81 per share based on 35,286,436 shares of
               capital stock outstanding (market price -- $12.15) ...............................                     $ 487,250,745
                                                                                                                      =============

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      11

Statement of Operations

For the Year Ended August 31, 2007
===================================================================================================================================
Investment Income
-----------------------------------------------------------------------------------------------------------------------------------
            Interest (including $1,014,797 from affiliates) .....................................                     $  58,360,765
            Dividends ...........................................................................                           321,337
            Other ...............................................................................                            64,970
                                                                                                                      -------------
            Total income ........................................................................                        58,747,072
                                                                                                                      -------------
===================================================================================================================================
Expenses
-----------------------------------------------------------------------------------------------------------------------------------
            Loan interest expense ...............................................................    $  11,491,186
            Investment advisory fees ............................................................        5,046,020
            Borrowing costs .....................................................................          264,722
            Accounting services .................................................................          156,459
            Professional fees ...................................................................           75,583
            Transfer agent fees .................................................................           57,263
            Printing and shareholder reports ....................................................           55,194
            Pricing services ....................................................................           35,463
            Custodian fees ......................................................................           28,436
            Directors' fees and expenses ........................................................           24,609
            Listing fees ........................................................................           12,311
            Other ...............................................................................           37,675
                                                                                                     -------------
            Total expenses ......................................................................                        17,284,921
                                                                                                                      -------------
            Investment income -- net ............................................................                        41,462,151
                                                                                                                      -------------
===================================================================================================================================
Realized & Unrealized Gain (Loss) -- Net
-----------------------------------------------------------------------------------------------------------------------------------
            Realized gain on:
                 Investments -- net .............................................................        5,037,002
                 Swaps -- net ...................................................................          507,122        5,544,124
                                                                                                     -------------
            Change in unrealized appreciation/depreciation on:
                 Investments -- net .............................................................      (18,395,735)
                 Swaps -- net ...................................................................         (817,067)     (19,212,802)
                                                                                                     ------------------------------
            Total realized and unrealized loss -- net ...........................................                       (13,668,678)
                                                                                                                      -------------
            Net Increase in Net Assets Resulting from Operations ................................                     $  27,793,473
                                                                                                                      =============

      See Notes to Financial Statements.


12      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

Statements of Changes in Net Assets

                                                                                                           For the Year Ended
                                                                                                               August 31,
                                                                                                     ------------------------------
Increase (Decrease) in Net Assets:                                                                       2007             2006
===================================================================================================================================
Operations
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................    $  41,462,151    $  40,958,515
            Realized gain (loss) -- net .........................................................        5,544,124       (6,357,303)
            Change in unrealized appreciation/depreciation -- net ...............................      (19,212,802)     (10,848,892)
                                                                                                     ------------------------------
            Net increase in net assets resulting from operations ................................       27,793,473       23,752,320
                                                                                                     ------------------------------
===================================================================================================================================
Dividends & Distributions to Shareholders
-----------------------------------------------------------------------------------------------------------------------------------
            Investment income -- net ............................................................      (38,638,647)     (41,283,214)
            Realized gain -- net ................................................................               --      (16,468,850)
                                                                                                     ------------------------------
            Net decrease in net assets resulting from dividends and distributions to
              shareholders ......................................................................      (38,638,647)     (57,752,064)
                                                                                                     ------------------------------
===================================================================================================================================
Capital Stock Transactions
-----------------------------------------------------------------------------------------------------------------------------------
            Value of shares issued to Common Stock shareholders in reinvestment of dividends
              and distributions .................................................................               --           64,908
                                                                                                     ------------------------------
            Net increase in net assets derived from capital stock transactions ..................               --           64,908
                                                                                                     ------------------------------
===================================================================================================================================
Net Assets
-----------------------------------------------------------------------------------------------------------------------------------
            Total decrease in net assets ........................................................      (10,845,174)     (33,934,836)
            Beginning of year ...................................................................      498,095,919      532,030,755
                                                                                                     ------------------------------
            End of year* ........................................................................    $ 487,250,745    $ 498,095,919
                                                                                                     ==============================
               * Undistributed investment income -- net .........................................    $   6,661,683    $   3,055,699
                                                                                                     ==============================

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      13

Statement of Cash Flows

For the Year Ended August 31, 2007
==================================================================================================================
Cash Provided by Operating Activities
------------------------------------------------------------------------------------------------------------------
            Net increase in net assets resulting from operations ................................    $  27,793,473
            Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                 Decrease in receivables and prepaid expenses ...................................          227,746
                 Increase in accrued expenses and other liabilities .............................          101,855
                 Realized and unrealized loss -- net ............................................       14,427,520
                 Amortization of premium and discount ...........................................          247,629
                 Paid-in-kind income ............................................................         (965,034)
            Proceeds from sales and paydowns of long-term securities ............................      430,413,366
            Purchases of long-term securities ...................................................     (350,574,424)
            Purchases of short-term investments -- net ..........................................       (2,747,452)
                                                                                                     -------------
            Cash provided by operating activities ...............................................      118,924,679
                                                                                                     -------------
==================================================================================================================
Cash Used for Financing Activities
------------------------------------------------------------------------------------------------------------------
            Cash receipts from borrowings .......................................................       21,200,000
            Cash payments on borrowings .........................................................     (101,500,000)
            Dividends paid to shareholders ......................................................      (38,680,910)
                                                                                                     -------------
            Cash used for financing activities ..................................................     (118,980,910)
                                                                                                     -------------
==================================================================================================================
Cash
------------------------------------------------------------------------------------------------------------------
            Net decrease in cash ................................................................          (56,231)
            Cash at beginning of year ...........................................................          100,000
                                                                                                     -------------
            Cash at end of year .................................................................    $      43,769
                                                                                                     =============
==================================================================================================================
Cash Flow Information
------------------------------------------------------------------------------------------------------------------
            Cash paid for interest ..............................................................    $  11,507,102
                                                                                                     =============

      See Notes to Financial Statements.


14      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

                                                                                    For the Year Ended                For the Period
                                                                                       August 31,                      May 30, 2003+
The following per share data and ratios have been derived           -------------------------------------------------  to August 31,
from information provided in the financial statements.                2007          2006          2005         2004        2003
====================================================================================================================================
Per Share Operating Performance
------------------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period .................  $  14.12      $  15.08      $  15.71     $  14.39    $  14.33
                                                                   -----------------------------------------------------------------
            Investment income -- net .............................      1.18***       1.16***       1.37***      1.50         .30
            Realized and unrealized gain (loss) -- net ...........      (.39)         (.49)          .19         1.27        (.03)
                                                                   -----------------------------------------------------------------
            Total from investment operations .....................       .79           .67          1.56         2.77         .27
                                                                   -----------------------------------------------------------------
            Less dividends and distributions:
               Investment income -- net ..........................     (1.10)        (1.17)        (1.49)       (1.43)       (.20)
               Realized gain -- net ..............................        --          (.46)         (.70)        (.02)         --
                                                                   -----------------------------------------------------------------
            Total dividends and distributions ....................     (1.10)        (1.63)        (2.19)       (1.45)       (.20)
                                                                   -----------------------------------------------------------------
            Offering costs resulting from the issuance of
               Common Stock ......................................        --            --            --           --        (.01)
                                                                   -----------------------------------------------------------------
            Net asset value, end of period .......................  $  13.81      $  14.12      $  15.08     $  15.71    $  14.39
                                                                   -----------------------------------------------------------------
            Market price per share, end of period ................  $  12.15      $  12.48      $  14.32     $  14.52    $  13.61
                                                                   =================================================================
====================================================================================================================================
Total Investment Return**
------------------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ...................      6.29%         6.29%        11.28%       20.70%       1.91%@
                                                                   =================================================================
            Based on market price per share ......................      5.80%        (1.07%)       14.34%       17.95%      (7.92%)@
                                                                   =================================================================
====================================================================================================================================
Ratios to Average Net Assets
------------------------------------------------------------------------------------------------------------------------------------
            Expenses, net of waiver and excluding interest expense      1.12%         1.11%         1.11%        1.09%        .45%*
                                                                   =================================================================
            Expenses, net of waiver ..............................      3.35%         2.89%         2.09%        1.56%        .52%*
                                                                   =================================================================
            Expenses .............................................      3.35%         2.89%         2.09%        1.57%        .91%*
                                                                   =================================================================
            Investment income -- net .............................      8.03%         8.11%         8.91%        9.76%       8.22%*
                                                                   =================================================================
====================================================================================================================================
Leverage
------------------------------------------------------------------------------------------------------------------------------------
            Amount of borrowings outstanding, end of
               period (in thousands) .............................  $135,900      $216,200      $185,200     $207,100    $113,300
                                                                   =================================================================
            Average amount of borrowings outstanding during the
               period (in thousands) .............................  $202,705      $184,070      $188,044     $178,605    $ 24,585
                                                                   =================================================================
            Average amount of borrowings outstanding per share
               during the period*** ..............................  $   5.74      $   5.22      $   5.33     $   5.06    $    .71
                                                                   =================================================================
====================================================================================================================================
Supplemental Data
------------------------------------------------------------------------------------------------------------------------------------
            Net assets, end of period (in thousands) .............  $487,251      $498,096      $532,031     $554,390    $507,588
                                                                   =================================================================
            Portfolio turnover ...................................        51%           62%           48%          81%         60%
                                                                   =================================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Based on average shares outstanding.
+     Commencement of operations.
@     Aggregate total investment return.

      See Notes to Financial Statements.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      15

Notes to Financial Statements

1. Significant Accounting Policies:

BlackRock Corporate High Yield Fund VI, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock shares are listed on the New York Stock Exchange ("NYSE") under the symbol HYT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Debt securities are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values obtained by a pricing service. As of October 2, 2006, floating rate loan interests are valued at the mean between the last available bid prices from one or more dealers as obtained from Loan Pricing Corporation. Previously, floating rate loan interests were valued at the mean between the last available bid and asked prices as obtained from the same pricing source. This change had no significant effect on the valuation of these loans. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures will be reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. Options traded in the OTC market are valued at the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued based upon quoted fair valuations received daily by the Fund from a pricing service or counterparty. Valuation of short-term investment vehicles is generally based on the net asset value of the underlying investment vehicle or amortized cost. Repurchase agreements are valued at cost plus accrued interest. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

Equity securities that are held by the Fund, which are traded on stock exchanges or the NASDAQ Global Market, are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available asked price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Directors of the Fund. Long positions traded in the OTC market, NASDAQ Capital Market or Bulletin Board are valued at the last available bid price obtained from one or more dealers or pricing services approved by the Board of Directors of the Fund. Short positions traded in the OTC market are valued at the last available asked price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Generally, trading in foreign securities, as well as U.S. government securities, money market instruments and certain fixed income securities, is substantially completed each day at various times prior to the close of business on the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates will generally be determined as of the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Fund's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities will be valued at their fair value as determined in good faith by the Fund's Board of Directors or by BlackRock Advisors, LLC (the "Manager"), an indirect, wholly owned subsidiary of BlackRock, Inc., using a pricing service and/or procedures approved by the Fund's Board of Directors.

(b) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments. The Fund invests in foreign securities, which may involve a


16      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007
number of risk factors and special considerations not present with investments in securities of U.S. corporations.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract due to an unfavorable change in the price of the underlying security or index, or if the counterparty does not perform under the contract. The counterparty for certain instruments may pledge cash or securities as collateral.

o Options -- The Fund may write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such financial futures contracts. Financial futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Swaps -- The Fund may enter into swap agreements, which are OTC contracts in which the Fund and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security. These periodic payments received or made by the Fund are recorded in the accompanying Statement of Operations as realized gains or losses, respectively. Gains or losses are realized upon termination of the swap agreements. Swaps are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). Risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts' terms and the possible lack of liquidity with respect to the swap agreements.

(d) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(e) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(f) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Securities lending -- The Fund may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. Where the Fund receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Fund typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Fund receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      17
terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Fund may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Fund could experience delays and costs in gaining access to the collateral. The Fund also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.

(h) Recent accounting pronouncements -- In July 2006, the Financial Accounting Standards Board ("FASB") issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes -- an interpretation of FASB Statement No. 109." FIN 48 prescribes the minimum recognition threshold a tax position must meet in connection with accounting for uncertainties in income tax positions taken or expected to be taken by an entity, including mutual funds, before being measured and recognized in the financial statements. Adoption of FIN 48 is required for the last net asset value calculation in the first required financial statement reporting period for fiscal years beginning after December 15, 2006. The impact on the Fund's financial statements, if any, is currently being assessed.

In September 2006, Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), was issued and is effective for fiscal years beginning after November 15, 2007. FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. At this time, management is evaluating the implications of FAS 157 and its impact on the Fund's financial statements, if any, has not been determined.

In addition, in February 2007, Statement of Financial Accounting Standards No. 159, "The Fair Value Option for Financial Assets and Financial Liabilities" ("FAS 159"), was issued and is effective for fiscal years beginning after November 15, 2007. Early adoption is permitted as of the beginning of a fiscal year that begins on or before November 15, 2007, provided the entity also elects to apply the provisions of FAS 157. FAS 159 permits entities to choose to measure many financial instruments and certain other items at fair value that are not currently required to be measured at fair value. FAS 159 also establishes presentation and disclosure requirements designed to facilitate comparisons between entities that choose different measurement attributes for similar types of assets and liabilities. At this time, management is evaluating the implications of FAS 159 and its impact on the Fund's financial statements, if any, has not been determined.

(i) Reclassification -- U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $782,480 has been reclassified between accumulated net realized capital losses and undistributed net investment income as a result of permanent differences attributable to amortization methods on fixed income securities and swap agreements. This reclassification has no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

On September 29, 2006, BlackRock, Inc. and Merrill Lynch & Co., Inc. ("Merrill Lynch") combined Merrill Lynch's investment management business, Merrill Lynch Investment Managers, L.P. ("MLIM"), and its affiliates, including Fund Asset Management, L.P. ("FAM"), with BlackRock, Inc. to create a new independent company. Merrill Lynch has a 49.8% economic interest and a 45% voting interest in the combined company and The PNC Financial Services Group, Inc., has approximately a 34% economic and voting interest. The new company operates under the BlackRock name and is governed by a board of directors with a majority of independent members.

On August 15, 2006, shareholders of the Fund approved a new Investment Advisory Agreement with BlackRock Advisors, Inc., which was reorganized into a limited liability company and renamed BlackRock Advisors, LLC. The new Investment Advisory Agreement between the Fund and the Manager became effective on September 29, 2006. Prior to September 29, 2006, FAM was the Fund's manager. The general partner of FAM is an indirect, wholly owned subsidiary of Merrill Lynch, which is the limited partner.

The Manager is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operation of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .70% of the Fund's average daily net assets plus the proceeds of any outstanding principal borrowed. In addition, the Manager has entered into a sub-advisory agreement with BlackRock Financial Management, Inc., an affiliate of the Manager, under which the Manager pays the Sub-Adviser for services it provides a monthly


18      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

Notes to Financial Statements (concluded)

fee at an annual rate that is a percentage of the management fee paid by the Fund to the Manager.

The Fund has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated, a wholly owned subsidiary of Merrill Lynch, or its affiliates. Pursuant to that order, the Fund has retained BlackRock Investment Management, LLC ("BIM"), an affiliate of the Manager, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. Prior to September 29, 2006, BIM was organized as Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, and MLIM, LLC was the securities lending agent. BIM may, on behalf of the Fund, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by the Manager or in registered money market funds advised by the Manager or its affiliates.

For the year ended August 31, 2007, the Fund reimbursed FAM and the Manager $1,294, and $8,836, respectively, for certain accounting services.

Prior to September 29, 2006, certain officers and/or directors of the Fund were officers and/or directors of FAM, Merrill Lynch, and/or MLIM, LLC.

Commencing September 29, 2006, certain officers and/or directors of the Fund are officers and/or directors of BlackRock, Inc. or its affiliates.

3. Investments:

Purchases and sales (including paydowns) of investments, excluding short-term securities, for the year ended August 31, 2007 were $348,970,027 and $429,589,070, respectively.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the year ended August 31, 2007 remained constant. Shares issued and outstanding during the year ended August 31, 2006 increased by 4,455 as a result of dividend reinvestment.

5. Short-Term Borrowings:

On May 16, 2007, the Fund renewed its revolving credit and security agreement funded by a commercial paper asset securitization program with Citicorp North America, Inc. ("Citicorp") as Agent, certain secondary backstop lenders, and certain asset securitization conduits as lenders (the "Lenders"). The agreement was renewed for one year and has a maximum limit of $250,000,000. Under the Citicorp program, the conduits will fund advances to the Fund through the issuance of highly rated commercial paper. As security for its obligations to the Lenders under the revolving securitization facility, the Fund has granted a security interest in substantially all of its assets to and in favor of the Lenders. The interest rate on the Fund's borrowings is based on the interest rate carried by the commercial paper plus a program fee. The Fund pays additional borrowing costs including a backstop commitment fee.

The weighted average annual interest rate was 5.67% and the average borrowing was approximately $202,705,000 for the year ended August 31, 2007.

6. Distributions to Shareholders:

The Fund paid an ordinary income dividend in the amount of $.095000 per share on September 28, 2007 to shareholders of record on September 14, 2007.

The tax character of distributions paid during the fiscal years ended August 31, 2007 and August 31, 2006 was as follows:

--------------------------------------------------------------------------------
                                                       8/31/2007      8/31/2006
--------------------------------------------------------------------------------
Distributions paid from:
  Ordinary income ................................    $38,638,647    $44,754,941
  Net long-term capital gains ....................             --     12,997,123
                                                      --------------------------
Total taxable distributions ......................    $38,638,647    $57,752,064
                                                      ==========================

As of August 31, 2007, the components of accumulated losses on a tax basis were as follows:

--------------------------------------------------------------------------------
Undistributed ordinary income -- net ........................    $  7,371,709
Undistributed long-term capital gains -- net ................              --
                                                                 ------------
Total undistributed earnings -- net .........................       7,371,709
Capital loss carryforward ...................................      (2,869,669)*
Unrealized losses -- net ....................................     (22,273,495)**
                                                                 ------------
Total accumulated losses -- net .............................    $(17,771,455)
                                                                 ============

* On August 31, 2007, the Fund had a net capital loss carryforward of $2,869,669, of which $2,291,195 expires in 2014 and $578,474 expires in
      2015. This amount will be available to offset like amounts of any future taxable gains.
** The difference between book-basis and tax-basis net unrealized losses is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      19

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Corporate High Yield Fund VI, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of BlackRock Corporate High Yield Fund VI, Inc. (the "Fund") as of August 31, 2007, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the respective periods then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2007, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of BlackRock Corporate High Yield Fund VI, Inc. as of August 31, 2007, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the respective periods then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP
Princeton, New Jersey
October 26, 2007

Fund Certification (Unaudited)

In May 2007, the Fund filed its Chief Executive Officer Certification for the prior year with the New York Stock Exchange pursuant to Section 303A.12(a) of the New York Stock Exchange Corporate Governance Listing Standards. The Fund's Chief Executive Officer and Chief Financial Officer Certifications pursuant to
Section 302 of the Sarbanes-Oxley Act of 2002 were filed with the Fund's Form N-CSR and are available on the Securities and Exchange Commission's Web site at http://www.sec.gov.

Important Tax Information (Unaudited)

The following information is provided with respect to the net investment income distributions paid monthly by BlackRock Corporate High Yield Fund VI, Inc. for the fiscal year ended August 31, 2007:

--------------------------------------------------------------------------------
                Interest-Related Dividends for Non-U.S. Residents*
--------------------------------------------------------------------------------
Month Paid:     September 2006 ........................................   84.58%
                October 2006 ..........................................   86.63%
                November 2006 - January 2007 ..........................   87.23%
                February 2007 - August 2007 ...........................   86.33%
--------------------------------------------------------------------------------
* Represents the portion of the taxable ordinary income dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations.


20      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

Automatic Dividend Reinvestment Plan

How the Plan Works -- The Fund offers a Dividend Reinvestment Plan (the "Plan") under which income and capital gains dividends paid by the Fund are automatically reinvested in additional shares of Common Stock of the Fund. The Plan is administered on behalf of the shareholders by Computershare Trust Company, N.A. (the "Plan Agent"). Under the Plan, whenever the Fund declares a dividend, participants in the Plan will receive the equivalent in shares of Common Stock of the Fund. The Plan Agent will acquire the shares for the participant's account either (i) through receipt of additional unissued but authorized shares of the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market on the New York Stock Exchange or elsewhere. If, on the dividend payment date, the Fund's net asset value per share is equal to or less than the market price per share plus estimated brokerage commissions (a condition often referred to as a "market premium"), the Plan Agent will invest the dividend amount in newly issued shares. If the Fund's net asset value per share is greater than the market price per share (a condition often referred to as a "market discount"), the Plan Agent will invest the dividend amount by purchasing on the open market additional shares. If the Plan Agent is unable to invest the full dividend amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any uninvested portion in newly issued shares. The shares acquired are credited to each shareholder's account. The amount credited is determined by dividing the dollar amount of the dividend by either (i) when the shares are newly issued, the net asset value per share on the date the shares are issued or (ii) when shares are purchased in the open market, the average purchase price per share.

Participation in the Plan -- Participation in the Plan is automatic, that is, a shareholder is automatically enrolled in the Plan when he or she purchases shares of Common Stock of the Fund unless the shareholder specifically elects not to participate in the Plan. Shareholders who elect not to participate will receive all dividend distributions in cash. Shareholders who do not wish to participate in the Plan must advise the Plan Agent in writing (at the address set forth below) that they elect not to participate in the Plan. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by writing to the Plan Agent.

Benefits of the Plan -- The Plan provides an easy, convenient way for shareholders to make additional, regular investments in the Fund. The Plan promotes a long-term strategy of investing at a lower cost. All shares acquired pursuant to the Plan receive voting rights. In addition, if the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund for less than they could otherwise purchase them and with a cash value greater than the value of any cash distribution they would have received. However, there may not be enough shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

Plan Fees -- There are no enrollment fees or brokerage fees for participating in the Plan. The Plan Agent's service fees for handling the reinvestment of distributions are paid for by the Fund. However, brokerage commissions may be incurred when the Fund purchases shares on the open market and shareholders will pay a pro rata share of any such commissions.

Tax Implications -- The automatic reinvestment of dividends and distributions will not relieve participants of any federal, state or local income tax that may be payable (or required to be withheld) on such dividends. Therefore, income and capital gains may still be realized even though shareholders do not receive cash. The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a market premium, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of the discount from the market value (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Contact Information -- All correspondence concerning the Plan, including any questions about the Plan, should be directed to the Plan Agent at Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940-3010, Telephone:
800-426-5523.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      21

Officers and Directors

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Interested Director
------------------------------------------------------------------------------------------------------------------------------------
Robert C. Doll, Jr.*       Fund         2005 to  Vice Chairman and Director of BlackRock,      120 Funds       None
P.O. Box 9011              President    present  Inc., Global Chief Investment Officer for     161 Portfolios
Princeton, NJ 08543-9011   and                   Equities, Chairman of the BlackRock Retail
1954                       Director              Operating Committee, and member of the
                                                 BlackRock Executive Committee since 2006;
                                                 President of the funds advised by Merrill
                                                 Lynch Investment Managers, L.P. ("MLIM") and
                                                 its affiliates ("MLIM/FAM-advised funds")
                                                 from 2005 to 2006 and Chief Investment
                                                 Officer thereof from 2001 to 2006; President
                                                 of MLIM and Fund Asset Management, L.P.
                                                 ("FAM") from 2001 to 2006; Co-Head (Americas
                                                 Region) thereof from 2000 to 2001 and Senior
                                                 Vice President from 1999 to 2001; President
                                                 and Director of Princeton Services, Inc.
                                                 ("Princeton Services") and President of
                                                 Princeton Administrators, L.P. ("Princeton
                                                 Administrators") from 2001 to 2006; Chief
                                                 Investment Officer of OppenheimerFunds, Inc.
                                                 in 1999 and Executive Vice President thereof
                                                 from 1991 to 1999.
                           ---------------------------------------------------------------------------------------------------------
                           *     Mr. Doll is a director, trustee or member of an advisory board of certain other investment companies for which BlackRock Advisors, LLC and its affiliates act as investment adviser. Mr. Doll is an "interested person," as defined in the Investment Company Act, of the Fund based on his current and former positions with BlackRock, Inc. and its affiliates. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund
                                 President, Mr. Doll serves at the pleasure of the Board of Directors.
====================================================================================================================================
Independent Directors*
------------------------------------------------------------------------------------------------------------------------------------
James H. Bodurtha**        Director     2003 to  Director, The China Business Group, Inc.      37 Funds        None
P.O. Box 9095                           present  since 1996 and Executive Vice President       57 Portfolios
Princeton, NJ 08543-9095                         thereof from 1996 to 2003; Chairman of the
1944                                             Board, Berkshire Holding Corporation since
                                                 1980; Partner, Squire, Sanders & Dempsey
                                                 from 1980 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Kenneth A. Froot           Director     2005 to  Professor, Harvard University since 1992;     37 Funds        None
P.O. Box 9095                           present  Professor, Massachusetts Institute of         57 Portfolios
Princeton, NJ 08543-9095                         Technology from 1986 to 1992.
1957
------------------------------------------------------------------------------------------------------------------------------------
Joe Grills**               Director     2003 to  Member of the Committee of Investment of      37 Funds        Kimco Realty
P.O. Box 9095                           present  Employee Benefit Assets of the Association    57 Portfolios   Corporation
Princeton, NJ 08543-9095                         of Financial Professionals ("CIEBA") since
1935                                             1986; Member of CIEBA's Executive Committee
                                                 since 1988 and its Chairman from 1991 to
                                                 1992; Assistant Treasurer of International
                                                 Business Machines Corporation ("IBM") and
                                                 Chief Investment Officer of IBM Retirement
                                                 Funds from 1986 to 1993; Member of the
                                                 Investment Advisory Committee of the State
                                                 of New York Common Retirement Fund from
                                                 1989 to 2006; Member of the Investment
                                                 Advisory Committee of the Howard Hughes
                                                 Medical Institute from 1997 to 2000;
                                                 Director, Duke University Management
                                                 Company from 1992 to 2004, Vice Chairman
                                                 thereof from 1998 to 2004, and Director
                                                 Emeritus thereof since 2004; Director,
                                                 LaSalle Street Fund from 1995 to 2001;
                                                 Director, Kimco Realty Corporation since
                                                 1997; Member of the Investment Advisory
                                                 Committee of the Virginia Retirement System
                                                 since 1998, Vice Chairman thereof from 2002
                                                 to 2005, and Chairman thereof since 2005;
                                                 Director, Montpelier Foundation since 1998,
                                                 its Vice Chairman from 2000 to 2006, and
                                                 Chairman, thereof, since 2006; Member of
                                                 the Investment Committee of the Woodberry
                                                 Forest School since 2000; Member of the
                                                 Investment Committee of the National Trust
                                                 for Historic Preservation since 2000.
------------------------------------------------------------------------------------------------------------------------------------


22      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

                                                                                               Number of
                                                                                               Funds and
                                                                                               Portfolios in
                           Position(s)  Length of                                              Fund Complex    Other Public
Name, Address              Held with    Time                                                   Overseen by     Directorships
and Year of Birth          Fund         Served   Principal Occupation(s) During Past 5 Years   Director        Held by Director
====================================================================================================================================
Independent Directors* (concluded)
------------------------------------------------------------------------------------------------------------------------------------
Herbert I. London          Director     2003 to  Professor Emeritus, New York University       37 Funds        AIMS Worldwide, Inc.
P.O. Box 9095                           present  since 2005; John M. Olin Professor of         57 Portfolios
Princeton, NJ 08543-9095                         Humanities, New York University from 1993 to
1939                                             2005; and Professor thereof from 1980 to
                                                 2005; President, Hudson Institute since
                                                 1997 and Trustee thereof since 1980; Dean,
                                                 Gallatin Division of New York University
                                                 from 1976 to 1993; Distinguished Fellow,
                                                 Herman Kahn Chair, Hudson Institute from
                                                 1984 to 1985; Chairman of the Board of
                                                 Directors of Vigilant Research, Inc. since
                                                 2006; Member of the Board of Directors for
                                                 Grantham University since 2006; Director of
                                                 AIMS Worldwide, Inc. since 2006; Director
                                                 of Reflex Security since 2006; Director of
                                                 InnoCentive, Inc. since 2006; Director of
                                                 Cerego, LLC since 2005; Director, Damon
                                                 Corp. from 1991 to 1995; Overseer, Center
                                                 for Naval Analyses from 1983 to 1993.
------------------------------------------------------------------------------------------------------------------------------------
Roberta Cooper Ramo        Director     2003 to  Shareholder, Modrall, Sperling, Roehl,        37 Funds        None
P.O. Box 9095                           present  Harris & Sisk, P.A. since 1993; President,    57 Portfolios
Princeton, NJ 08543-9095                         American Bar Association from 1995 to 1996
1942                                             and Member of the Board of Governors thereof
                                                 from 1994 to 1997; Shareholder, Poole,
                                                 Kelly and Ramo, Attorneys at Law P.C. from
                                                 1977 to 1993; Director of ECMC Group
                                                 (service provider to students, schools and
                                                 lenders) since 2001; Director, United New
                                                 Mexico Bank (now Wells Fargo) from 1983 to
                                                 1988; Director, First National Bank of New
                                                 Mexico (now Wells Fargo) from 1975 to 1976;
                                                 Vice President, American Law Institute from
                                                 2004 to 2007 and President elect thereof
                                                 since 2007.
------------------------------------------------------------------------------------------------------------------------------------
Robert S. Salomon, Jr.     Director     2003 to  Principal of STI Management (investment       37 Funds        None
P.O. Box 9095                           present  adviser) from 1994 to 2005; Chairman and CEO  57 Portfolios
Princeton, NJ 08543-9095                         of Salomon Brothers Asset Management Inc.
1936                                             from 1992 to 1995; Chairman of Salomon
                                                 Brothers Equity Mutual Funds from 1992 to
                                                 1995; regular columnist with Forbes
                                                 Magazine from 1992 to 2002; Director of
                                                 Stock Research and U.S. Equity Strategist
                                                 at Salomon Brothers Inc. from 1975 to 1991;
                                                 Trustee, Commonfund from 1980 to 2001.
                           ---------------------------------------------------------------------------------------------------------
                           *     Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
                           **    Co-Chairman of the Board of Directors and the Audit Committee.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      23

Officers and Directors (concluded)

                           Position(s)  Length of
Name, Address              Held with    Time
and Year of Birth          Fund         Served      Principal Occupation(s) During Past 5 Years
====================================================================================================================================
Fund Officers*
------------------------------------------------------------------------------------------------------------------------------------
Donald C. Burke            Vice         2003 to     Managing Director of BlackRock, Inc. since 2006; Managing Director of Merrill
P.O. Box 9011              President    present     Lynch Investment Managers, L.P. ("MLIM") and Fund Asset Management, L.P. ("FAM")
Princeton, NJ 08543-9011   and                      in 2006; First Vice President of MLIM and FAM from 1997 to 2005 and Treasurer
1960                       Treasurer                thereof from 1999 to 2006; Vice President of MLIM and FAM from 1990 to 1997.
------------------------------------------------------------------------------------------------------------------------------------
Karen Clark                Fund Chief   2007 to     Managing Director of BlackRock, Inc. and Chief Compliance Officer of certain
P.O. Box 9011              Compliance   present     BlackRock-advised funds since 2007; Director of BlackRock, Inc. from 2005 to
Princeton, NJ 08543-9011   Officer                  2007; Principal and Senior Compliance Officer, State Street Global Advisors,
1965                                                from 2001 to 2005; Principal Consultant, PricewaterhouseCoopers, LLP from 1998 to 2001; and Branch Chief, Division of Investment Management and Office of
                                                    Compliance Inspections and Examinations, U.S. Securities and Exchange
                                                    Commission, from 1993 to 1998.
------------------------------------------------------------------------------------------------------------------------------------
Alice A. Pellegrino        Fund         2004 to     Director of BlackRock, Inc. from 2006 to 2007; Director (Legal Advisory) of MLIM
P.O. Box 9011              Secretary    2007        from 2002 to 2006; Vice President of MLIM from 1999 to 2002; Attorney associated
Princeton, NJ 08543-9011                            with MLIM from 1997 to 1999; Secretary of MLIM, FAM, FAM Distributors, Inc. and
1960                                                Princeton Services from 2004 to 2006.
------------------------------------------------------------------------------------------------------------------------------------
Howard Surloff             Fund         2007 to     Managing Director of BlackRock, Inc. and General Counsel of U.S. Funds at
P.O. Box 9011              Secretary    present     BlackRock, Inc. since 2006; General Counsel (U.S.), Goldman Sachs Asset
Princeton, NJ 08543-9011                            Management from 1993 to 2006.
1965
                           ---------------------------------------------------------------------------------------------------------
                           * Officers of the Fund serve at the pleasure of the Board of Directors.
------------------------------------------------------------------------------------------------------------------------------------

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Computershare Trust Company, N.A.
P.O. Box 43010
Providence, RI 02940-3010


24      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

Electronic copies of most financial reports and prospectuses are available on the Fund's Web site. Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual reports and prospectuses by enrolling in the Fund's electronic delivery program.

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial advisor to enroll. Please note that not all investment advisers, banks or brokerages may offer this service.


      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007      25

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, "Clients") and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our Web sites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.


26      BLACKROCK CORPORATE HIGH YIELD FUND VI, INC.       AUGUST 31, 2007

BlackRock Corporate High Yield Fund VI, Inc. seeks to provide shareholders with current income by investing primarily in a diversified portfolio of fixed income securities that are rated in the lower rating categories of the established rating services (Ba or lower by Moody's Investors Service, Inc. or BB or lower by Standard & Poor's) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of BlackRock Corporate High Yield Fund VI, Inc. for their information. It is not a prospectus. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-441-7762; (2) at www.blackrock.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.blackrock.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

BlackRock Corporate High Yield Fund VI, Inc.
P.O. Box 9011
Princeton, NJ 08543-9011


                                                                       BLACKROCK

                                                                     #COYVI-8/07

Item 2 - Code of Ethics - The registrant has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. During the period covered by this report, there have been no amendments to or waivers granted under the code of ethics. A copy of the code of ethics is available without charge at www.blackrock.com.

Item 3 - Audit Committee Financial Expert - The registrant's board of directors or trustees, as applicable (the "board of directors") has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills and (2) Robert S. Salomon, Jr.

            Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 -    Principal Accountant Fees and Services

            -----------------------------------------------------------------------------------------------------------------------
                                                                (b) Audit-Related
                                        (a) Audit Fees                Fees(1)            (c) Tax Fees(2)      (d) All Other Fees(3)
            -----------------------------------------------------------------------------------------------------------------------
                                    Current      Previous     Current     Previous    Current     Previous     Current     Previous
                                     Fiscal       Fiscal       Fiscal      Fiscal      Fiscal      Fiscal       Fiscal      Fiscal
                Entity Name         Year End     Year End     Year End    Year End    Year End    Year End     Year End    Year End
            -----------------------------------------------------------------------------------------------------------------------
            BlackRock Corporate
            High Yield Fund VI,
            Inc.                    $38,500      $38,500         $0        $8,000      $6,100      $6,000        $1,042       $0
            -----------------------------------------------------------------------------------------------------------------------

1 The nature of the services include assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.
2 The nature of the services include tax compliance, tax advice and tax planning.
3 The nature of the services include a review of compliance procedures and attestation thereto.

            (e)(1) Audit Committee Pre-Approval Policies and Procedures:

            The registrant's audit committee (the "Committee") has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the registrant's affiliated service providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are
            a) consistent with the SEC's auditor independence rules and b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis ("general pre-approval"). However, such services will only be deemed pre-approved provided that any individual project does not exceed $5,000 attributable to the registrant or $50,000 for all of the registrants the Committee oversees. Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting.

            (e)(2) None of the services described in each of Items 4(b) through
            (d) were approved by the audit committee pursuant to paragraph
            (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

            (f) Not Applicable

            (g) Affiliates' Aggregate Non-Audit Fees:

            --------------------------------------------------------------------
                                        Current Fiscal Year      Previous Fiscal
                  Entity Name                   End                 Year End
            --------------------------------------------------------------------
            BlackRock Corporate High
            Yield Fund VI, Inc.              $291,642              $3,112,500
            --------------------------------------------------------------------

            (h) The registrant's audit committee has considered and determined that the provision of non-audit services that were rendered to the registrant's investment adviser (not including any non-affiliated sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by the registrant's investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph
            (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

            Regulation S-X Rule 2-01(c)(7)(ii) - $284,500, 0%

Item 5 - Audit Committee of Listed Registrants - The following individuals are members of the registrant's separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)):

            James H. Bodurtha
            Kenneth A. Froot
            Joe Grills
            Herbert I. London
            Roberta Cooper Ramo
            Robert S. Salomon, Jr.

Item 6 - Schedule of Investments - The registrant's Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this form.

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - The registrant has delegated the voting of proxies relating to Fund portfolio securities to its investment adviser, BlackRock Advisors, LLC and its sub-adviser, as applicable. The Proxy Voting Policies and Procedures of the adviser and sub-adviser are attached hereto as Exhibit 99.PROXYPOL.

            Information about how a Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12 month period ended June 30 is available without charge (1) at www.blackrock.com and (2) on the Commission's web site at http://www.sec.gov.

                      Proxy Voting Policies and Procedures

                           For BlackRock Advisors, LLC
              And Its Affiliated SEC Registered Investment Advisers

                               September 30, 2006

                                Table of Contents

                                                                            Page
                                                                            ----

Introduction.................................................................

Scope of Committee Responsibilities..........................................

Special Circumstances........................................................

Voting Guidelines............................................................

      Boards of Directors....................................................

      Auditors...............................................................

      Compensation and Benefits..............................................

      Capital Structure......................................................

      Corporate Charter and By-Laws..........................................

      Corporate Meetings.....................................................

      Investment Companies...................................................

      Environmental and Social Issues........................................

Notice to Clients............................................................

                      Proxy Voting Policies and Procedures

      These Proxy Voting Policies and Procedures ("Policy") for BlackRock Advisors, LLC and its affiliated U.S. registered investment advisers(1) ("BlackRock") reflect our duty as a fiduciary under the Investment Advisers Act of 1940 (the "Advisers Act") to vote proxies in the best interests of our clients. BlackRock serves as the investment manager for investment companies, other commingled investment vehicles and/or separate accounts of institutional and other clients. The right to vote proxies for securities held in such accounts belongs to BlackRock's clients. Certain clients of BlackRock have retained the right to vote such proxies in general or in specific circumstances.(2) Other clients, however, have delegated to BlackRock the right to vote proxies for securities held in their accounts as part of BlackRock's authority to manage, acquire and dispose of account assets.

      When BlackRock votes proxies for a client that has delegated to BlackRock proxy voting authority, BlackRock acts as the client's agent. Under the Advisers Act, an investment adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services the adviser undertakes on the client's behalf, including proxy voting. BlackRock is therefore subject to a fiduciary duty to vote proxies in a manner BlackRock believes is consistent with the client's best interests,(3) whether or not the client's proxy voting is subject to the fiduciary standards of the Employee Retirement Income Security Act of 1974 ("ERISA").(4) When voting proxies for client accounts (including investment companies), BlackRock's primary objective is to make voting decisions solely in the best interests of clients and ERISA clients' plan beneficiaries and participants. In fulfilling its obligations to clients, BlackRock will seek to act in a manner that it believes is most likely to enhance the economic value of the underlying securities held in client accounts.(5) It is imperative that BlackRock considers the interests of its clients, and not the interests of BlackRock, when voting proxies and that real (or perceived) material conflicts that may arise between BlackRock's interest and those of BlackRock's clients are properly addressed and resolved.

----------
(1) The Policy does not apply to BlackRock Asset Management U.K. Limited and BlackRock Investment Managers International Limited, which are U.S. registered investment advisers based in the United Kingdom.

(2) In certain situations, a client may direct BlackRock to vote in accordance with the client's proxy voting policies. In these situations, BlackRock will seek to comply with such policies to the extent it would not be inconsistent with other BlackRock legal responsibilities.

(3) Letter from Harvey L. Pitt, Chairman, SEC, to John P.M. Higgins, President, Ram Trust Services (February 12, 2002) (Section 206 of the Investment Advisers Act imposes a fiduciary responsibility to vote proxies fairly and in the best interests of clients); SEC Release No. IA-2106 (February 3, 2003).

(4) DOL Interpretative Bulletin of Sections 402, 403 and 404 of ERISA at 29 C.F.R. 2509.94-2.

(5) Other considerations, such as social, labor, environmental or other policies, may be of interest to particular clients. While BlackRock is cognizant of the importance of such considerations, when voting proxies it will generally take such matters into account only to the extent that they have a direct bearing on the economic value of the underlying securities. To the extent that a BlackRock client desires to pursue a particular social, labor, environmental or other agenda through the proxy votes made for its securities held through BlackRock as investment adviser, BlackRock encourages the client to consider retaining direct proxy voting authority or to appoint independently a special proxy voting fiduciary other than BlackRock.

      Advisers Act Rule 206(4)-6 was adopted by the SEC in 2003 and requires, among other things, that an investment adviser that exercises voting authority over clients' proxy voting adopt policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of clients, discloses to its clients information about those policies and procedures and also discloses to clients how they may obtain information on how the adviser has voted their proxies.

      In light of such fiduciary duties, the requirements of Rule 206(4)-6, and given the complexity of the issues that may be raised in connection with proxy votes, BlackRock has adopted these policies and procedures. BlackRock's Equity Investment Policy Oversight Committee, or a sub-committee thereof (the "Committee"), addresses proxy voting issues on behalf of BlackRock and its clients.(6) The Committee is comprised of senior members of BlackRock's Portfolio Management Group and advised by BlackRock's Legal and Compliance Department.

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(6) Subject to the Proxy Voting Policies of Merrill Lynch Bank & Trust Company FSB, the Committee may also function jointly as the Proxy Voting Committee for Merrill Lynch Bank & Trust Company FSB trust accounts managed by personnel dually-employed by BlackRock.

I. Scope of Committee Responsibilities

      The Committee shall have the responsibility for determining how to address proxy votes made on behalf of all BlackRock clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. In so doing, the Committee shall seek to ensure that proxy votes are made in the best interests of clients, and that proxy votes are determined in a manner free from unwarranted or inappropriate influences. The Committee shall also oversee the overall administration of proxy voting for BlackRock accounts.(7)

      The Committee shall establish BlackRock's proxy voting guidelines, with such advice, participation and research as the Committee deems appropriate from portfolio managers, proxy voting services or other knowledgeable interested parties. As it is anticipated that there will not necessarily be a "right" way to vote proxies on any given issue applicable to all facts and circumstances, the Committee shall also be responsible for determining how the proxy voting guidelines will be applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternative actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated guidelines.

      The Committee may determine that the subject matter of certain proxy issues are not suitable for general voting guidelines and requires a case-by-case determination, in which case the Committee may elect not to adopt a specific voting guideline applicable to such issues. BlackRock believes that certain proxy voting issues - such as approval of mergers and other significant corporate transactions - require investment analysis akin to investment decisions, and are therefore not suitable for general guidelines. The Committee may elect to adopt a common BlackRock position on certain proxy votes that are akin to investment decisions, or determine to permit portfolio managers to make individual decisions on how best to maximize economic value for the accounts for which they are responsible (similar to normal buy/sell investment decisions made by such portfolio managers).(8)

      While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, on proxy votes that are akin to investment decisions, BlackRock believes portfolio managers may from time to time

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(7) The Committee may delegate day-to-day administrative responsibilities to other BlackRock personnel and/or outside service providers, as appropriate.

(8) The Committee will normally defer to portfolio managers on proxy votes that are akin to investment decisions except for proxy votes that involve a material conflict of interest, in which case it will determine, in its discretion, the appropriate voting process so as to address such conflict.

legitimately reach differing but equally valid views, as fiduciaries for BlackRock's clients, on how best to maximize economic value in respect of a particular investment.

      The Committee will also be responsible for ensuring the maintenance of records of each proxy vote, as required by Advisers Act Rule 204-2.(9) All records will be maintained in accordance with applicable law. Except as may be required by applicable legal requirements, or as otherwise set forth herein, the Committee's determinations and records shall be treated as proprietary, nonpublic and confidential.

      The Committee shall be assisted by other BlackRock personnel, as may be appropriate. In particular, the Committee has delegated to the BlackRock Operations Department responsibility for monitoring corporate actions and ensuring that proxy votes are submitted in a timely fashion. The Operations Department shall ensure that proxy voting issues are promptly brought to the Committee's attention and that the Committee's proxy voting decisions are appropriately disseminated and implemented.

      To assist BlackRock in voting proxies, the Committee may retain the services of a firm providing such services. BlackRock has currently retained Institutional Shareholder Services ("ISS") in that role. ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to BlackRock may include, but are not limited to, in-depth research, voting recommendations (which the Committee is not obligated to follow), vote execution, and recordkeeping.

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(9) The Committee may delegate the actual maintenance of such records to an outside service provider. Currently, the Committee has delegated the maintenance of such records to Institutional Shareholder Services.

II. Special Circumstances

      Routine Consents. BlackRock may be asked from time to time to consent to an amendment to, or grant a waiver under, a loan agreement, partnership agreement, indenture or other governing document of a specific financial instrument held by BlackRock clients. BlackRock will generally treat such requests for consents not as "proxies" subject to these Proxy Voting Policies and Procedures but as investment matters to be dealt with by the responsible BlackRock investment professionals would, provided that such consents (i) do not relate to the election of a board of directors or appointment of auditors of a public company, and (ii) either (A) would not otherwise materially affect the structure, management or control of a public company, or (B) relate to a company in which BlackRock clients hold only interests in bank loans or debt securities and are consistent with customary standards and practices for such instruments.

      Securities on Loan. Registered investment companies that are advised by BlackRock as well as certain of our advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender (unless the loan is recalled). BlackRock believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program, through its lending agent, that balances any tension between loaning and voting securities in a matter that satisfies such client. If client has decided to participate in a securities lending program, BlackRock will therefore defer to the client's determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. Where a client retains a lending agent that is unaffiliated with BlackRock, BlackRock will generally not seek to vote proxies relating to securities on loan because BlackRock does not have a contractual right to recall such loaned securities for the purpose of voting proxies. Where BlackRock or an affiliate acts as the lending agent, BlackRock will also generally not seek to recall loaned securities for proxy voting purposes, unless the portfolio manager responsible for the account or the Committee determines that voting the proxy is in the client's best interest and requests that the security be recalled.

      Voting Proxies for Non-US Companies. While the proxy voting process is well established in the United States, voting proxies of non-US companies frequently involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include (but are not limited to): (i) untimely notice of shareholder meetings, (ii) restrictions on a foreigner's ability to exercise votes, (iii) requirements to vote proxies in person, (iv) "shareblocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting), (v) potential difficulties in translating the proxy, and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions.

      As a consequence, BlackRock votes proxies of non-US companies only on a "best-efforts" basis. In addition, the Committee may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the Committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote generally are expected to outweigh the benefit the client will derive by voting on the issuer's proposal. If the Committee so determines in the case of a particular country, the Committee (upon advice from BlackRock portfolio managers) may override such determination with respect to a particular issuer's shareholder meeting if the Committee believes the benefits of seeking to exercise a vote at such meeting outweighs the costs, in which case BlackRock will seek to vote on a best-efforts basis.

      Securities Sold After Record Date. With respect to votes in connection with securities held on a particular record date but sold from a client account prior to the holding of the related meeting, BlackRock may take no action on proposals to be voted on in such meeting.

      Conflicts of Interest. From time to time, BlackRock may be required to vote proxies in respect of an issuer that is an affiliate of BlackRock (a "BlackRock Affiliate"), or a money management or other client of BlackRock (a "BlackRock Client").(10) In such event, provided that the Committee is aware of the real or potential conflict, the following procedures apply:

      o The Committee intends to adhere to the voting guidelines set forth herein for all proxy issues including matters involving BlackRock Affiliates and BlackRock Clients. The Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of BlackRock's clients; and

      o if the Committee determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Committee shall determine how to vote the proxy after consulting with the BlackRock Legal and Compliance Department and concluding that the vote cast is in the client's best interest notwithstanding the conflict.

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(10) Such issuers may include investment companies for which BlackRock provides investment advisory, administrative and/or other services.

III. Voting Guidelines

      The Committee has determined that it is appropriate and in the best interests of BlackRock's clients to adopt the following voting guidelines, which represent the Committee's usual voting position on certain recurring proxy issues that are not expected to involve unusual circumstances. With respect to any particular proxy issue, however, the Committee may elect to vote differently than a voting guideline if the Committee determines that doing so is, in the Committee's judgment, in the best interest of its clients. The guidelines may be reviewed at any time upon the request of any Committee member and may be amended or deleted upon the vote of a majority of voting Committee members present at a Committee meeting for which there is a quorum.

      A. Boards of Directors

      These proposals concern those issues submitted to shareholders relating to the composition of the Board of Directors of companies other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee therefore believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a Director nominee's history of representing shareholder interests as a director of other companies, or other factors to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

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#     VOTE and DESCRIPTION
--------------------------------------------------------------------------------
A.1 FOR nominees for director of United States companies in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting(s) due to illness or company business
      o     voted to implement or renew a "dead-hand" poison pill
      o ignored a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o failed to act on takeover offers where the majority of the shareholders have tendered their shares
      o are corporate insiders who serve on the audit, compensation or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of other companies with allegedly poor corporate governance
      o     sit on more than six boards of public companies
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A.2 FOR nominees for directors of non-U.S. companies in uncontested elections, except for nominees from whom the Committee determines to withhold votes due to the nominees' poor records of representing shareholder interests, on a case-by-case basis
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A.3 FOR proposals to declassify Boards of Directors, except where there exists a legitimate purpose for classifying boards
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A.4 AGAINST proposals to classify Boards of Directors, except where there exists a legitimate purpose for classifying boards
--------------------------------------------------------------------------------

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A.5   AGAINST proposals supporting cumulative voting
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A.6   FOR proposals eliminating cumulative voting
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A.7   FOR proposals supporting confidential voting
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A.8   FOR proposals seeking election of supervisory board members
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A.9 AGAINST shareholder proposals seeking additional representation of women and/or minorities generally (i.e., not specific individuals) to a Board of Directors
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A.10  AGAINST shareholder proposals for term limits for directors
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A.11 FOR shareholder proposals to establish a mandatory retirement age for directors who attain the age of 72 or older
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A.12 AGAINST shareholder proposals requiring directors to own a minimum amount of company stock
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A.13 FOR proposals requiring a majority of independent directors on a Board of Directors
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A.14 FOR proposals to allow a Board of Directors to delegate powers to a committee or committees
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A.15 FOR proposals to require audit, compensation and/or nominating committees of a Board of Directors to consist exclusively of independent directors
--------------------------------------------------------------------------------
A.16 AGAINST shareholder proposals seeking to prohibit a single person from occupying the roles of chairman and chief executive officer
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A.17  FOR proposals to elect account inspectors
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A.18 FOR proposals to fix the membership of a Board of Directors at a specified size
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A.19  FOR proposals permitting shareholder ability to nominate directors directly
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A.20 AGAINST proposals to eliminate shareholder ability to nominate directors directly
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A.21  FOR proposals permitting shareholder ability to remove directors directly
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A.22 AGAINST proposals to eliminate shareholder ability to remove directors directly
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      B. Auditors

      These proposals concern those issues submitted to shareholders related to the selection of auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

      The Committee's general policy is to vote:

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B.1   FOR approval of independent auditors, except for
      o auditors that have a financial interest in, or material association with, the company they are auditing, and are therefore believed by the Committee not to be independent
      o auditors who have rendered an opinion to any company which in the Committee's opinion is either not consistent with best accounting practices or not indicative of the company's financial situation
      o on a case-by-case basis, auditors who in the Committee's opinion provide a significant amount of non-audit services to the company
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B.2   FOR proposals seeking authorization to fix the remuneration of auditors
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B.3   FOR approving internal statutory auditors
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B.4 FOR proposals for audit firm rotation, except for proposals that would require rotation after a period of less than 5 years
--------------------------------------------------------------------------------

      C. Compensation and Benefits

      These proposals concern those issues submitted to shareholders related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of a company's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by a corporation's board of directors, rather than shareholders. Proposals to "micro-manage" a company's compensation practices or to set arbitrary restrictions on compensation or benefits will therefore generally not be supported.

      The Committee's general policy is to vote:

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C.1 IN ACCORDANCE WITH THE RECOMMENDATION OF ISS on compensation plans if the ISS recommendation is based solely on whether or not the company's plan satisfies the allowable cap as calculated by ISS. If the recommendation of ISS is based on factors other than whether the plan satisfies the allowable cap the Committee will analyze the particular proposed plan. This policy applies to amendments of plans as well as to initial approvals.
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C.2   FOR proposals to eliminate retirement benefits for outside directors
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C.3   AGAINST proposals to establish retirement benefits for outside directors
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C.4 FOR proposals approving the remuneration of directors or of supervisory board members
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C.5   AGAINST proposals to reprice stock options
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C.6 FOR proposals to approve employee stock purchase plans that apply to all employees. This policy applies to proposals to amend ESPPs if the plan as amended applies to all employees.
--------------------------------------------------------------------------------
C.7 FOR proposals to pay retirement bonuses to directors of Japanese companies unless the directors have served less than three years
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C.8   AGAINST proposals seeking to pay outside directors only in stock
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C.9 FOR proposals seeking further disclosure of executive pay or requiring companies to report on their supplemental executive retirement benefits
--------------------------------------------------------------------------------
C.10 AGAINST proposals to ban all future stock or stock option grants to executives
--------------------------------------------------------------------------------
C.11 AGAINST option plans or grants that apply to directors or employees of "related companies" without adequate disclosure of the corporate relationship and justification of the option policy
--------------------------------------------------------------------------------
C.12 FOR proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation
--------------------------------------------------------------------------------

      D. Capital Structure

      These proposals relate to various requests, principally from management, for approval of amendments that would alter the capital structure of a company, such as an increase in authorized shares. As a general matter, the Committee will support requests that it believes enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

      The Committee's general policy is to vote:

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D.1 AGAINST proposals seeking authorization to issue shares without preemptive rights except for issuances up to 10% of a non-US company's total outstanding capital
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D.2 FOR management proposals seeking preemptive rights or seeking authorization to issue shares with preemptive rights
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D.3   FOR management proposals approving share repurchase programs
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D.4   FOR management proposals to split a company's stock
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D.5 FOR management proposals to denominate or authorize denomination of securities or other obligations or assets in Euros
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D.6 FOR proposals requiring a company to expense stock options (unless the company has already publicly committed to do so by a certain date).
--------------------------------------------------------------------------------

      E. Corporate Charter and By-Laws

      These proposals relate to various requests for approval of amendments to a corporation's charter or by-laws, principally for the purpose of adopting or redeeming "poison pills". As a general matter, the Committee opposes poison pill provisions.

      The Committee's general policy is to vote:

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E.1   AGAINST proposals seeking to adopt a poison pill
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E.2   FOR proposals seeking to redeem a poison pill
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E.3 FOR proposals seeking to have poison pills submitted to shareholders for ratification
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E.4   FOR management proposals to change the company's name
--------------------------------------------------------------------------------

      F. Corporate Meetings

      These are routine proposals relating to various requests regarding the formalities of corporate meetings.

      The Committee's general policy is to vote:

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F.1 AGAINST proposals that seek authority to act on "any other business that may arise"
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F.2   FOR proposals designating two shareholders to keep minutes of the meeting
--------------------------------------------------------------------------------
F.3 FOR proposals concerning accepting or approving financial statements and statutory reports
--------------------------------------------------------------------------------
F.4   FOR proposals approving the discharge of management and the supervisory board
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F.5   FOR proposals approving the allocation of income and the dividend
--------------------------------------------------------------------------------
F.6 FOR proposals seeking authorization to file required documents/other formalities
--------------------------------------------------------------------------------
F.7 FOR proposals to authorize the corporate board to ratify and execute approved resolutions
--------------------------------------------------------------------------------
F.8   FOR proposals appointing inspectors of elections
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F.9   FOR proposals electing a chair of the meeting
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F.10  FOR proposals to permit "virtual" shareholder meetings over the Internet
--------------------------------------------------------------------------------
F.11  AGAINST proposals to require rotating sites for shareholder meetings
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      G. Investment Companies

      These proposals relate to proxy issues that are associated solely with holdings of shares of investment companies, including, but not limited to, investment companies for which BlackRock provides investment advisory, administrative and/or other services. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act of 1940 envisions will be approved directly by shareholders.

      The Committee's general policy is to vote:

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G.1 FOR nominees for director of mutual funds in uncontested elections, except for nominees who
      o have missed at least two meetings and, as a result, attended less than 75% of meetings of the Board of Directors and its committees the previous year, unless the nominee missed the meeting due to illness or fund business
      o ignore a shareholder proposal that was approved by either a majority of the shares outstanding in any year or by the majority of votes cast for two consecutive years
      o are interested directors who serve on the audit or nominating committees or on a full Board that does not have such committees composed exclusively of independent directors
      o on a case-by-case basis, have served as directors of companies with allegedly poor corporate governance
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G.2   FOR the establishment of new series or classes of shares
--------------------------------------------------------------------------------
G.3   AGAINST proposals to change a fund's investment objective to nonfundamental
--------------------------------------------------------------------------------
G.4 FOR proposals to establish a master-feeder structure or authorizing the Board to approve a master-feeder structure without a further shareholder vote
--------------------------------------------------------------------------------
G.5 AGAINST a shareholder proposal for the establishment of a director ownership requirement
--------------------------------------------------------------------------------
G.6   FOR classified boards of closed-end investment companies
--------------------------------------------------------------------------------

      H. Environmental and Social Issues

      These are shareholder proposals to limit corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for the discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

      The Committee's general policy is to vote:

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H.1 AGAINST proposals seeking to have companies adopt international codes of conduct
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H.2   AGAINST proposals seeking to have companies provide non-required reports on:
      o     environmental liabilities;
      o     bank lending policies;
      o     corporate political contributions or activities;
      o     alcohol advertising and efforts to discourage drinking by minors;
      o     costs and risk of doing business in any individual country;
      o     involvement in nuclear defense systems
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H.3 AGAINST proposals requesting reports on Maquiladora operations or on CERES principles
--------------------------------------------------------------------------------
H.4   AGAINST proposals seeking implementation of the CERES principles
--------------------------------------------------------------------------------

                                Notice to Clients

      BlackRock will make records of any proxy vote it has made on behalf of a client available to such client upon request.(11) BlackRock will use its best efforts to treat proxy votes of clients as confidential, except as it may decide to best serve its clients' interests or as may be necessary to effect such votes or as may be required by law.

      BlackRock encourage clients with an interest in particular proxy voting issues to make their views known to BlackRock, provided that, in the absence of specific written direction from a client on how to vote that client's proxies, BlackRock reserves the right to vote any proxy in a manner it deems in the best interests of its clients, as it determines in its sole discretion.

      These policies are as of the date indicated on the cover hereof. The Committee may subsequently amend these policies at any time, without notice.

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(11) Such request may be made to the client's portfolio or relationship manager or addressed in writing to Secretary, BlackRock Equity Investment Policy Oversight Committee, Legal and Compliance Department, BlackRock Inc., 40 East 52nd Street, New York, New York 10022.

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - as of August 31, 2007.

            (a)(1) BlackRock Corporate High Yield Fund VI, Inc. is managed by a team of investment professionals comprised of Scott Amero, Managing Director at BlackRock, Jeffrey Gary, CPA, Managing Director at BlackRock, Kevin J. Booth, CFA, Managing Director at BlackRock and James E. Keenan, CFA, Director at BlackRock. Each is a member of BlackRock's fixed income portfolio management group. Messrs. Amero and Gary are responsible for setting the Fund's overall credit strategy. Messrs. Booth and Keenan are the Fund's co-portfolio managers and are responsible for the day-to-day management of the Fund's portfolio and the selection of its investments. Messrs. Amero and Gary have been members of the Fund's management team since 2006 and Mr. Keenan has been the Fund's portfolio manager since 2006 and Mr. Booth has been the Fund's portfolio manager since 2007.

            Scott Amero is co-head of BlackRock's fixed income portfolio management group. He is a member of the Management Committee and the Investment Strategy Group. Mr. Amero is a senior strategist and portfolio manager with responsibility for overseeing all fixed income sector strategy and the overall management of client portfolios. He is also the head of global credit research. He is a director of Anthracite Capital, Inc., BlackRock's publicly-traded real estate investment trust. Mr. Amero has been with BlackRock since 1990.

            Jeffrey Gary is the head of BlackRock's high yield team within the Fixed Income Portfolio Management Group. Prior to joining BlackRock in 2003, Mr. Gary was a Managing Director and portfolio manager with AIG (American General) Investment Group.

            Kevin Booth is co-head of the high yield team within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing portfolios and directing investment strategy. He specializes in hybrid high yield portfolios, consisting of leveraged bank loans, high yield bonds, and distressed obligations. Prior to joining BlackRock, Mr. Booth was a Managing Director (Global Fixed Income) of Merrill Lynch Investment Managers ("MLIM") in 2006, a Director from 1998 to 2006 and was a Vice President of MLIM from 1991 to 1998. He has been a portfolio manager with BlackRock or MLIM since 1992, and was a member of MLIM's bank loan group from 2000 to 2006.

            James Keenan is a high yield portfolio manager and trader within BlackRock's Fixed Income Portfolio Management Group. His primary responsibilities are managing client portfolios, executing trades and ensuring consistency across high yield portfolios. Mr. Keenan has been with BlackRock since 2004. Prior to joining BlackRock, he was a senior high yield trader at Columbia Management Group. Mr. Keenan began his investment career at UBS Global Asset Management where he held roles as a trader, research analyst and a portfolio analyst from 1998 through 2003.

            (a)(2) As of August 31, 2007: [to be updated before filing]

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                                                                                       (iii) Number of Other Accounts and
                            (ii) Number of Other Accounts Managed                       Assets for Which Advisory Fee is
                                  and Assets by Account Type                                    Performance-Based
-----------------------------------------------------------------------------------------------------------------------------------
                        Other                                                      Other
 (i) Name of         Registered         Other Pooled                            Registered        Other Pooled
  Portfolio          Investment          Investment             Other           Investment         Investment           Other
   Manager           Companies            Vehicles             Accounts          Companies          Vehicles           Accounts
-----------------------------------------------------------------------------------------------------------------------------------
Scott Amero              48                  43                 260                  0                 6                  22
-----------------------------------------------------------------------------------------------------------------------------------
                   $38,338,511,586     $10,705,355,517     $91,635,073,306          $0           $2,380,367,169      $6,516,538,728
-----------------------------------------------------------------------------------------------------------------------------------
Jeffrey Gary             17                  13                  15                  0                 5                   5
-----------------------------------------------------------------------------------------------------------------------------------
                   $ 7,935,732,170     $ 7,296,812,550     $ 3,035,996,960          $0           $1,947,853,068      $  865,727,083
-----------------------------------------------------------------------------------------------------------------------------------
Kevin Booth              22                   9                   7                  0                 4                   3
-----------------------------------------------------------------------------------------------------------------------------------
                   $10,849,278,610     $ 3,305,024,401     $ 1,224,383,989          $0           $1,483,112,004      $  539,887,685
-----------------------------------------------------------------------------------------------------------------------------------
James Keenan             17                   8                  16                  0                 2                   5
-----------------------------------------------------------------------------------------------------------------------------------
                   $ 7,935,732,170     $ 2,072,998,559     $ 2,827,296,066          $0           $  997,548,495      $  727,207,901
-----------------------------------------------------------------------------------------------------------------------------------

            (iv) Potential Material Conflicts of Interest

            BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, its affiliates and any officer, director, stockholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, or any of its affiliates, or any officer, director, stockholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Each portfolio manager also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for the Fund. In this connection, it should be noted that certain portfolio managers currently manage certain accounts that are subject to performance fees. In addition, certain portfolio managers assist in managing certain hedge funds and may be entitled to receive a portion of any incentive fees earned on such funds and a portion of such incentive fees may be voluntarily or involuntarily deferred. Additional portfolio managers may in the future manage other such accounts or funds and may be entitled to receive incentive fees.

            As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted a policy that is intended to ensure that investment opportunities are allocated fairly and equitably among client accounts over time. This policy also seeks to achieve reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base.

            (a)(3) As of August 31, 2007:

            Portfolio Manager Compensation

            BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock such as its Long-Term Retention and Incentive Plan and Restricted Stock Program.

            Base compensation

            Generally, portfolio managers receive base compensation based on their seniority and/or their position with the firm.

            Discretionary compensation

            In addition to base compensation, portfolio managers may receive discretionary compensation, which can be a substantial portion of total compensation. Discretionary compensation can include a discretionary cash bonus as well as one or more of the following:

            Long-Term Retention and Incentive Plan (LTIP)

            The LTIP is a long-term incentive plan that seeks to reward certain key employees. The plan provides for the grant of awards that are expressed as an amount of cash that, if properly vested and subject to the attainment of certain performance goals, will be settled in cash and/or in BlackRock, Inc. common stock.

            Deferred Compensation Program

            A portion of the compensation paid to each portfolio manager may be voluntarily deferred by the portfolio manager into an account that tracks the performance of certain of the firm's investment products. Each portfolio manager is permitted to allocate his deferred amounts among various options, including to certain of the firm's hedge funds and other unregistered products. In addition, prior to 2005, a portion of the annual compensation of certain senior managers was mandatorily deferred in a similar manner for a number of years. Beginning in 2005, a portion of the annual compensation of certain senior managers was paid in the form of BlackRock, Inc. restricted stock units which vest ratably over a number of years.

            Options and Restricted Stock Awards

            While incentive stock options are not currently being awarded to BlackRock employees, BlackRock, Inc. previously granted stock options to key employees, including certain portfolio managers who may still hold unexercised or unvested options. BlackRock, Inc. also has a restricted stock award program designed to reward certain key employees as an incentive to contribute to the long-term success of BlackRock. These awards vest over a period of years.

            Incentive Savings Plans

            BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including an Employee Stock Purchase Plan (ESPP) and a 401(k) plan. The 401(k) plan may involve a company match of 50% of the employee's pre-tax contribution of up to 6% of the employee's salary, limited to $4,000 per year. BlackRock also offers a Company Retirement Contribution equal to 3% to 5% of eligible compensation, depending on BlackRock, Inc.'s overall net operating income. The company match is made in cash. The firm's 401(k) plan offers a range of investment options, including registered investment companies managed by the firm. Each portfolio manager is eligible to participate in these plans.

            Annual incentive compensation for each portfolio manager is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns and income generation, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's teamwork and contribution to the overall performance of these portfolios and BlackRock. Unlike many other firms, portfolio managers at BlackRock compete against benchmarks rather than each other. In most cases, including for the portfolio managers of the Registrant, these benchmarks are the same as the benchmark or benchmarks against which the investment performance, including risk-adjusted returns and income generation, of the Registrant or other accounts are measured. These benchmarks include customized benchmarks, Lipper peer groups and a subset of other closed-end taxable debt funds. A group of BlackRock, Inc.'s officers determines which benchmarks against which to compare the performance of funds and other accounts managed by each portfolio manager. With respect to the Registrant, such benchmarks include the Credit Suisse High Yield Index.

            The group of BlackRock, Inc.'s officers then makes a subjective determination with respect to the portfolio manager's compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. This determination may take into consideration the fact that a benchmark may not perfectly correlate to the way the Registrant or other accounts are managed, even if it is the benchmark that is most appropriate for the Registrant or other account. For example, a benchmark's return may be based on the total return of the securities comprising the benchmark, but the Registrant or other account may be managed to maximize income and not total return. Senior portfolio managers who perform additional management functions within BlackRock may receive additional compensation for serving in these other capacities.

            (a)(4) Beneficial Ownership of Securities. As of August 31, 2007, none of Messrs. Amero, Gary, Keenan or Booth beneficially own any stock issued by the Fund.

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable due to no such purchases during the period covered by this report.

Item 10 -   Submission of Matters to a Vote of Security Holders - The
            registrant's Nominating Committee will consider nominees to the Board recommended by shareholders when a vacancy becomes available.
            Shareholders who wish to recommend a nominee should send nominations which include biographical information and set forth the qualifications of the proposed nominee to the registrant's
            Secretary. There have been no material changes to these procedures.

Item 11 -   Controls and Procedures

11(a) - The registrant's principal executive and principal financial officers or persons performing similar functions have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities and Exchange Act of 1934, as amended.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 -   Exhibits attached hereto

12(a)(1) -  Code of Ethics - See Item 2

12(a)(2) -  Certifications - Attached hereto

12(a)(3) -  Not Applicable

12(b) -     Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Corporate High Yield Fund VI, Inc.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: October 22, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    -------------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer (principal executive officer) of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: October 22, 2007


By: /s/ Donald C. Burke
    -------------------------------
    Donald C. Burke,
    Chief Financial Officer (principal financial officer) of
    BlackRock Corporate High Yield Fund VI, Inc.

Date: October 22, 2007